SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

SYNACOR, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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PRELIMINARY COPIES—SUBJECT TO COMPLETION

SYNACOR, INC.

40 La Riviere Drive, Suite 300

Buffalo, NY 14202

March     , 2015

Dear Stockholder:

I am pleased to invite you to attend Synacor, Inc.’s 2015 Annual Meeting of Stockholders, to be held on April 20, 2015 at The Embassy Suites Hotel, 200 Delaware Avenue, Buffalo, New York 14202. The meeting will begin promptly at 9:00 a.m., local time. If you wish to attend the meeting to vote in person and need directions, please contact Synacor Investor Relations at (716) 362-3309 or ir@synacor.com.

Enclosed are the following:

•	our Notice of Annual Meeting of Stockholders and Proxy Statement for 2015;

•	our Annual Report on Form 10-K for fiscal year 2014; and

•	a WHITE proxy card with a return envelope to record your vote.

Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. We encourage you to read these materials, as well as our Annual Report on Form 10-K for fiscal year 2014, carefully.

Your vote is important. Whether or not you expect to attend, please complete, date, sign, and return your WHITE proxy card in the enclosed envelope, or vote via telephone or the Internet according to the instructions in the Proxy Statement, as soon as possible to ensure that your shares will be represented and voted at the Annual Meeting. If you attend the Annual Meeting, you may vote your shares in person even though you have previously voted by proxy if you follow the instructions in the Proxy Statement.

On behalf of the Board of Directors, thank you for your continued support and interest.

Sincerely,

/s/ Jordan Levy
JORDAN LEVY Chairman of the Board

40 La Riviere Drive, Suite 300

Buffalo, NY 14202

T 716.853.1362 F 716.332.0081

http://www.synacor.com

YOUR VOTE IS EXTREMELY IMPORTANT

Please vote by telephone or Internet, or complete, date and sign the enclosed WHITE proxy card and return it at your earliest convenience in the enclosed postage-prepaid return envelope so that your shares may be voted.

SYNACOR, INC.

40 La Riviere Drive, Suite 300

Buffalo, NY 14202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On April 20, 2015

Dear Stockholder:

You are cordially invited to attend the 2015 Annual Meeting of Stockholders of Synacor, Inc., a Delaware corporation (the “Company”). The meeting will be held on April 20, 2015 at 9:00 a.m. local time at The Embassy Suites Hotel, 200 Delaware Avenue, Buffalo, New York 14202 for the following purposes:

1. To elect the three (3) members of the Board of Directors identified in the accompanying proxy statement to serve until the 2018 annual meeting of stockholders of the Company or until such persons’ successors have been duly elected and qualified.

2. To ratify the appointment by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2015.

3. To ratify the Rights Agreement, dated as of July 14, 2014, between the Company and American Stock Transfer & Trust Company, LLC as rights agent.

4. To transact any other business properly brought before the meeting or any adjournment thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the 2015 Annual Meeting is March 23, 2015. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

The Company intends to commence mailing to all stockholders of record entitled to vote at the Annual Meeting a full set paper copy of the attached proxy statement together with our Annual Report on Form 10-K on or about March     , 2015. Additionally, the Company intends to post our Annual Report on Form 10-K, the attached proxy statement and accompanying WHITE proxy card on the Internet at http://investor.synacor.com and https://materials.proxyvote.com/871561 on or about March     , 2015.

In selecting the director nominees that we are proposing for election in the attached proxy statement, our Board of Directors has focused on selecting a diverse group of experienced board candidates with strong credentials and relevant industry expertise who will work together constructively to execute our strategic plan for delivering long-term growth and stockholder value. Our Board of Directors is pleased to nominate for election as directors the three persons named in Proposal 1 in the attached proxy statement and on the enclosed WHITE proxy card.

Whether or not you plan to attend the 2015 Annual Meeting, please complete and sign the enclosed WHITE proxy card and return it in the enclosed addressed envelope (which is postage prepaid if mailed in the United States). Your promptness in returning the WHITE proxy card will assist in the expeditious and orderly processing of the proxy and will assure that you are represented at the annual meeting even if you cannot attend the meeting in person. You may also vote by telephone or Internet by following the instructions on the WHITE proxy card. If you return your WHITE proxy card or vote by telephone or Internet, you may nevertheless attend the annual meeting and vote your shares in person. Stockholders whose shares are held in the name of a broker or other nominee and who desire to vote in person at the 2015 Annual Meeting should bring with them a legal proxy.

By Order of the Board of Directors

/s/ William J. Stuart
WILLIAM J. STUART Chief Financial Officer and Corporate Secretary

Buffalo, New York

March     , 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON APRIL 20, 2015.

The Proxy Statement and Annual Report on Form 10-K are available at https://materials.proxyvote.com/871561.

If you have any questions, require assistance with voting your WHITE proxy card,

or need additional copies of the proxy materials, please contact:

The Proxy Advisory Group, LLC

888-55-PROXY

(888-557-7699)

i

ii

SYNACOR, INC.

40 La Riviere Drive, Suite 300

Buffalo, NY 14202

PROXY STATEMENT

FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On April 20, 2015 at 9:00 a.m., local time

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We sent you these proxy materials because the Board of Directors (the “Board of Directors” or the “Board”) of Synacor, Inc. (sometimes referred to as “we,” the “Company” or “Synacor”) is soliciting your proxy to vote at the 2015 Annual Meeting of Stockholders (the “Annual Meeting”). You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, date, sign and return the enclosed WHITE proxy card or follow the instructions below to submit your proxy by telephone or on the Internet.

The Company intends to commence mailing to all stockholders of record entitled to vote at the Annual Meeting a full set paper copy of this Proxy Statement together with our Annual Report on Form 10-K on or about March     , 2015. Additionally, the Company intends to post our Annual Report on Form 10-K, this Proxy Statement and accompanying proxy card on the Internet at http://investor.synacor.com and https://materials.proxyvote.com/871561 on or about March     , 2015.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on March 23, 2015 will be entitled to vote at the Annual Meeting. On the record date, there were 27,429,665 shares of Company common stock (“Common Stock”) outstanding. All holders of these outstanding shares are entitled to one vote for each share of Common Stock held by them as of March 23, 2015 at the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If on March 23, 2015 your shares were registered directly in your name with Synacor’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record with respect to those shares. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to complete, date, sign and return the enclosed WHITE proxy card or vote by proxy via telephone or the Internet as instructed on your proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on March 23, 2015 your shares were held in an account at a broker, bank or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account. Please refer to the voting instructions provided by your bank or broker. Many organizations enable beneficial owners to give voting instructions via telephone or the Internet as well as in writing. You are also invited to attend the Annual Meeting, but you will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you provide a valid proxy (sometimes referred to as a “legal proxy”) from your broker, bank or other custodian.

What am I voting on?

There are three matters scheduled for a vote:

•

Proposal No. 1: Election of the three (3) members of the Board of Directors identified in Proposal No. 1 to serve as Class I directors until the Company’s 2018 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

•	Proposal No. 2: Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2015.

•	Proposal No. 3: Ratification of the Rights Agreement, dated as of July 14, 2014, between the Company and American Stock Transfer & Trust Company, LLC as rights agent (the “Rights Agreement”).

How do I vote?

For Proposal 1, you may either vote “FOR” all the nominees to the Board of Directors listed in this proxy statement or you may withhold your vote from any nominee you specify. For Proposals 2 and 3, you may vote “FOR” or “Against” the proposal or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote by proxy using the enclosed WHITE proxy card, vote by proxy on the Internet or by telephone, or vote in person at the Annual Meeting. Regardless of whether you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

•

To vote using the proxy card, simply complete, sign and date the enclosed WHITE proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•

To vote on the Internet, please go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed WHITE proxy card. Your vote must be received by 11:59 p.m. Eastern Time on April 19, 2015 to be counted.

•

To vote by telephone, please call 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed WHITE proxy card. Your vote must be received by 11:59 p.m. Eastern Time on April 19, 2015 to be counted.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

See “Who can vote at the Annual Meeting?—Beneficial Owner: Shares Registered in the Name of a Broker or Bank” for voting instructions if you beneficially own shares held in street name.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you own as of the close of business on March 23, 2015.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” the election of each of the three nominees for director listed in this proxy statement, “FOR” ratification of Deloitte & Touche LLP as our independent registered public accounting firm and “FOR” ratification of the Rights Agreement. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who are the participants in, and who is paying for, this proxy solicitation?

Synacor will pay for the entire cost of soliciting proxies in connection with this Proxy Statement. In addition to mailing these proxy materials, our agents, directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. Appendix B sets forth information relating to such directors and executive officers who are considered “participants” in this proxy solicitation under the rules of the SEC by reason of their position or because they may be soliciting proxies on our behalf. Directors and executive officers will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. In addition, we have engaged The Proxy Advisory Group to assist with the solicitation of proxies and will pay the fees and expenses associated with its services. We anticipate that we will pay The Proxy Advisory Group a fee of approximately $75,000 plus expenses for these services, though the costs of this proxy solicitation process could be lower or higher than our estimate. Our aggregate expenses, including those of The Proxy Advisory Group, related to the solicitation in excess of those normally spent for an annual meeting as a result of the potential proxy contest and excluding salaries and wages of our officers and regular employees, are expected to be approximately $            , of which approximately $30,000 has been spent to date. Synacor has agreed to indemnify The Proxy Advisory Group against certain liabilities relating to, or arising out of, their engagement, subject to certain limitations.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials (including multiple copies of this Proxy Statement and multiple WHITE proxy cards), your shares are registered in more than one name or are registered in different accounts. Please complete, date, sign and return each WHITE proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting.

If you are a stockholder of record, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may vote again on a later date via the Internet or by telephone.

•	You may send a written notice that you are revoking your proxy to the Corporate Secretary of the Company at Synacor, Inc., 40 La Riviere Drive, Suite 300, Buffalo, New York 14202.

•	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If you are a beneficial owner of shares held in street name, you may change your vote in any one of the following ways:

•	You may submit new voting instructions to your broker, trustee or nominee.

•	If you have obtained a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting in person.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting. With respect to Proposal 1, the inspector of elections will count “For” votes. Abstentions and broker non-votes will not affect the outcome of Proposal 1.

With respect to Proposals 2 and 3, the inspector of elections will count separately “For”, “Against” and “Abstain” votes and broker non-votes. For purposes of Proposals 2 and 3, “Abstain” votes will be counted towards the vote total for such proposal, and will have the same effect as “Against” votes. However, broker non-votes are not deemed to be votes cast and, therefore, are not included in the tabulation of voting results on Proposals 2 and 3.

See “How many votes are needed to approve each proposal?” for further details regarding the votes needed to approve each proposal.

What is a “broker non-vote”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange (“NYSE”), there are no “routine” proposals in a contested proxy solicitation. Even though our Common Stock is listed on the NASDAQ Global Select Market, the NYSE rules apply to brokers who are NYSE members voting on matters being submitted to shareholders at the Annual Meeting. Should a dissident stockholder group commence a contested proxy solicitation, there will be no “routine” matters at the Annual Meeting for any broker accounts that are provided with proxy materials by such dissident stockholder group. We strongly encourage you to submit your WHITE proxy card and exercise your right to vote as a stockholder.

How many votes are needed to approve each proposal?

Proposal No. 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. The nominees for director receiving the highest number of affirmative votes will be elected. Stockholders may not cumulate votes in the election of directors. Abstentions and broker non-votes will not be counted toward a nominee’s total.

Proposal No. 2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions will have the same effect as an “Against” vote. Broker non-votes will not be counted as having been voted on the proposal.

Proposal No. 3. Ratification of the Rights Agreement requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions will have the same effect as an “Against” vote. Broker non-votes will not be counted as having been voted on the proposal.

What are the Board’s voting recommendations?

•	Proposal No. 1: “FOR” each of the nominees to the Board of Directors named in this proxy statement.

•	Proposal No. 2: “FOR” ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2015.

•	Proposal No. 3: “FOR” ratification of the Rights Agreement, dated as of July 14, 2014, between the Company and American Stock Transfer & Trust Company, LLC as rights agent.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if a majority of all outstanding shares is represented by stockholders present at the meeting or by proxy. On the record date, there were 27,429,665 shares of Common Stock outstanding and entitled to vote. Thus, 13,714,833 shares must be represented by stockholders present at the meeting or by proxy to have a quorum. Your shares will be counted towards the quorum if you submit a valid proxy vote or vote at the meeting. Under the General Corporation Law of the State of Delaware, abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K within four business days following the Annual Meeting. In the event we are unable to obtain the final voting results within four business days, we will file the preliminary voting results in a Current Report on Form 8-K within four business days following the Annual Meeting, and will file an amended Form 8-K with the final voting results within four business days after the final voting results are known.

How can stockholders submit a proposal for inclusion in our Proxy Statement for the 2016 Annual Meeting of Stockholders?

To be included in our Proxy Statement for the 2016 annual meeting of stockholders, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Except as provided below, stockholder proposals must be received by our Corporate Secretary at our principal executive offices no later than December 1, 2015, or one hundred twenty (120) calendar days before the one-year anniversary of the date on which we first commenced mailing our proxy materials to stockholders in connection with this year’s Annual Meeting.

How can stockholders submit proposals to be raised at the 2016 Annual Meeting of Stockholders that will not be included in our Proxy Statement for the 2016 Annual Meeting of Stockholders?

To be raised at the 2016 annual meeting of stockholders, stockholder proposals must comply with our amended and restated bylaws (the “Bylaws”). Under our Bylaws, a stockholder must give advance notice to our Corporate Secretary of any business, including nominations of directors for our Board, that the stockholder wishes to raise at the 2016 annual meeting of stockholders. Except as provided below, a stockholder’s notice shall be delivered to our Corporate Secretary at our principal executive offices not less than forty-five (45) or more than seventy-five (75) days prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year’s annual meeting of stockholders. Since we commenced mailing to all stockholders of record entitled to vote at the Annual Meeting on March     , 2015, stockholder proposals must be received by our Corporate Secretary at our principal executive offices no earlier than                     , 2016 and no later than                     , 2016, in order to be raised at our 2016 annual meeting of stockholders. If a stockholder wishes only to recommend a candidate for consideration by the Corporate Governance and Nominating Committee as a potential nominee for director, see the procedures discussed in “Corporate Governance—Corporate Governance and Nominating Committee.”

What if the date of the 2016 Annual Meeting of Stockholders changes by more than 30 days from the anniversary of this year’s Annual Meeting?

Under Rule 14a-8 of the Exchange Act, if the date of the 2016 annual meeting of stockholders changes by more than 30 days from the anniversary of this year’s Annual Meeting, to be included in our Proxy Statement, stockholder proposals must be received by us within a reasonable time before our solicitation is made. Under our

Bylaws, for stockholder proposals that will not be included in our Proxy Statement, notice of such proposal must be received no later than the close of business on the later of (i) the 90th day prior to the 2016 annual meeting of stockholders or (ii) the 10th day following the day on which public announcement of the meeting is first made.

Does a stockholder proposal require specific information?

With respect to a stockholder’s nomination of a candidate for our Board, the stockholder notice to our Corporate Secretary must contain certain information as set forth in our Bylaws about both the nominee and the stockholder making the nomination. With respect to any other business that the stockholder proposes, the stockholder notice must contain a brief description of such business and the reasons for conducting such business at the meeting, as well as certain other information as set forth in our Bylaws. If you wish to bring a stockholder proposal or nominate a candidate for director, you are advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. Our current Bylaws may be found on our website at http://www.synacor.com in the Investor Relations section.

*    *     *    *    *

If you have any questions or require any assistance with voting your shares, please contact The Proxy Advisory Group, our proxy solicitor:

The Proxy Advisory Group, LLC

888-55-PROXY

(888-557-7699)

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s amended and restated certificate of incorporation (the “Charter”) and Bylaws provide for a classified board of directors. There are three classes of directors, with each class of directors serving three-year terms that end in successive years. Synacor currently has authorized seven directors. The class of directors standing for election at the Annual Meeting currently consists of three directors. Three directors will be elected at the Annual Meeting to serve until the 2018 annual meeting of stockholders of Synacor or until their successors are duly elected and qualified. The directors being nominated for election to the Board of Directors (each, a “Nominee”), their ages as of March 1, 2015, their positions and offices held with Synacor and certain biographical information are set forth below.

The Board recommends that you vote on the WHITE proxy card or voting instruction form “FOR” the election of each of Messrs. Bhise, Kau and Levy to serve as directors of Synacor until the 2018 annual meeting of stockholders, or until their successors are elected and qualified.

The proxy holders intend to vote all proxies received by them in the accompanying form FOR the Nominees listed below unless otherwise instructed. In the event that any Nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the current Board of Directors to fill the vacancy. As of the date of this Proxy Statement, each Nominee has consented to being named in this Proxy Statement and to serving as a director if elected. The three Nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of Synacor. Abstentions and broker non-votes will not be counted toward an individual’s total. Proxies cannot be voted for more than three individuals. For further information about how votes will be counted, please refer above to the section entitled “How many votes are needed to approve each proposal.” There are no family relationships among any of our directors or executive officers.

Information Regarding the Nominees

Name	Age	Positions and Offices Held with the Company
Himesh Bhise	47	Director, President and Chief Executive Officer
Andrew Kau	53	Director
Jordan Levy	59	Director and Chairman of the Board

Himesh Bhise has been a member of our Board of Directors and our President and Chief Executive Officer since August 2014. From June 2012 until he joined Synacor, Mr. Bhise served as the Vice President of New Services & Platforms of the Comcast Cable unit of Comcast Corporation where he was responsible for incubating, launching and operating video, Internet and advertising growth businesses. From July 2010 to June 2012, Mr. Bhise was Managing Director at Activate, Inc., a strategy and technology consulting firm where he specialized in product development, marketing and partnering strategies to jumpstart growth. From June 2009 to June 2010, Mr. Bhise led products and growth strategy at Gerson Lehrman Group, Inc. From September 2005 to January 2009, Mr. Bhise was Vice President and general manager of the High Speed Internet business at Charter Communications, Inc., responsible for broadband, portal and multi-platform services. Before that, Mr. Bhise served as Vice President and General Manager of AOL Inc.’s mobile division from June 2003 to August 2005, and from 1996 to 2003 worked at McKinsey & Company in its telecom, mergers and acquisitions and marketing practices. Mr. Bhise received his M.B.A. from the Wharton School of the University of Pennsylvania. We believe it is appropriate and desirable for our Chief Executive Officer to serve on our Board, as it provides our Board with useful insights with respect to management and operations. Additionally, Mr. Bhise brings to our Board extensive experience as an operating executive in the broadband, multiscreen and mobile industries.

Andrew Kau has been a member of our Board of Directors since December 2000. Prior to that period, Mr. Kau served as a director of MyPersonal.com, Inc., one of our predecessor companies, from September 1999 until its acquisition by Chek, Inc. to form Synacor. Mr. Kau has been a managing director at Walden International since 1994. From 1992 to 1994, Mr. Kau was President of Chemical Technologies Ventures. Mr. Kau was a management consultant at Strategic Planning Associates, LLC from 1991 to 1992 and at Booz, Allen and Hamilton Inc. from 1985 to 1987. From 1983 to 1985, Mr. Kau was a research scientist at Systems Planning Corporation. Mr. Kau holds a Sc.B. in Electrical Engineering from Brown University and an M.B.A. from the University of Virginia. We believe Mr. Kau’s lengthy experience as a venture capital investor enables him to bring significant technology knowledge to our Board, as well as relationships with key industry contacts and potential strategic partners. Additionally, Mr. Kau’s lengthy history on our Board enables him to provide essential leadership to the Board on corporate governance and operational matters.

Jordan Levy has been a member of our Board of Directors since October 2001 and has served as Chairman of the Board since October 2007. Mr. Levy has been a general partner at Softbank Capital since June 2005. In October 1999, Mr. Levy co-founded Seed Capital Partners LLC and was a managing partner there until May 2005. From July 2007 to March 2012, Mr. Levy served as Chairman of the Erie Canal Harbor Development Corporation. From 2004 through 2009, Mr. Levy served on the board of directors of Lorex Technology Inc., a publicly-held company. In April 2013, Mr. Levy joined the Federal Reserve Bank of New York’s Upstate New York Regional Advisory Board. Mr. Levy holds a B.A. in Political Science from the State University of New York at Buffalo. We believe Mr. Levy’s service on the boards of directors of other public companies and his lengthy history on our Board give him a strong understanding of his role as a member of our Board and enables him to provide essential strategic and corporate governance leadership to the Board. Additionally, Mr. Levy’s experience as a venture capital investor, including at the seed stage, enables him to bring to our Board significant technology experience and insights in evaluating new businesses and products.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NAMED NOMINEE.

Information Regarding Other Directors Continuing in Office

Set forth below is information regarding each of the continuing directors of Synacor, including his age as of March 1, 2015, the period during which he has served as a director, and certain information as to principal occupations and directorships held by him in corporations whose shares are publicly registered.

Class II Directors—Term Ending in 2016

Marwan Fawaz, age 52, has been a member of our Board of Directors since December 2011. Since June 2011, Mr. Fawaz has served as Principal at Fawaz Consulting Services. In addition, from June 2012 to May 2013, Mr. Fawaz served as an Executive Vice President at Motorola Mobility LLC with responsibility for the Motorola Home Division. From August 2006 through March 2011, Mr. Fawaz was an Executive Vice President and Chief Technology Officer at Charter Communications, Inc. (“Charter Communications”), where he served as an executive officer during the pendency of its Chapter 11 cases in 2009. From March 2003 until July 2006, Mr. Fawaz served as Senior Vice President and Chief Technical Officer for Adelphia Communications Corporation, or Adelphia. Adelphia filed a petition under Chapter 11 of the Bankruptcy Code in June 2002. From April 2002 to March 2003, he served as Investment Specialist/Technology Analyst for Vulcan, Inc. Mr. Fawaz served as Regional Vice President of Operations for the Northwest Region for Charter Communications from July 2001 to March 2002. From July 2000 to December 2000, he served as Chief Technology Officer for Infinity Broadband. He served as Vice President—Engineering and Operations at MediaOne, Inc. from January 1996 to June 2000. Mr. Fawaz received a B.S. degree in electrical engineering and a M.S. in telecom engineering from California State University—Long Beach. We believe Mr. Fawaz’s significant experience as an executive at broadband service providers enables him to bring a valuable customer perspective to our Board and provides our Board with insight into how prospective and existing customers value our product offering.

Michael J. Montgomery, age 60, has been a member of our Board of Directors since December 2011. Mr. Montgomery served as president of Montgomery & Co., a media and technology investment bank, through June of 2013, where he also led the media practice. Prior to joining the predecessor company to Montgomery & Co. in 1999, Mr. Montgomery was the chief executive officer at Sega GameWorks, a joint venture between Sega, Universal Studios and DreamWorks Studios. Before that, Mr. Montgomery was a senior executive at DreamWorks Studios from 1995 until 1999. Before joining DreamWorks Studios, Mr. Montgomery spent approximately eight years with The Walt Disney Company and its affiliates, where he held a number of senior positions including managing director and chief financial officer of EuroDisney and treasurer of The Walt Disney Company. He has previously served on the boards of directors of Corus Pharma and Pathogenesis, a public pharmaceutical company that was acquired by Chiron Corporation in 2000. Mr. Montgomery received his M.B.A. from the Amos Tuck School at Dartmouth College, where he also received a B.A. degree as Rufus Choate Scholar with magna cum laude honors. Mr. Montgomery is currently a board member of and Chair of the Audit Committee for DreamWorks Animation SKG, Inc. We believe that Mr. Montgomery’s experience overseeing a media and technology investment banking business gives him a unique and valuable insight regarding the Internet and other emerging media businesses. Additionally, we believe Mr. Montgomery’s prior operational experience is valuable to our Board and his experience serving as the Chair of DreamWorks Animation’s Audit Committee is, likewise, valuable to our Audit Committee.

Class III Directors—Term Ending in 2017

Gary L. Ginsberg, age 52, has been a member of our Board of Directors since December 2011. Mr. Ginsberg has been the Executive Vice President of Corporate Marketing and Communications at Time Warner Inc. since February 2010. From 1999 through late 2009, Mr. Ginsberg served as the Executive Vice President in various capacities at News Corporation. Mr. Ginsberg has also been a managing director at the strategic consulting firm Clark & Weinstock, a senior editor and counsel at George, the magazine, a former Assistant Counsel to President Clinton, and an attorney with Simpson Thacher & Bartlett LLP. Mr. Ginsberg holds an A.B. from Brown University and a J.D. from Columbia University School of Law. Mr. Ginsberg is a member of the boards of directors of the John F. Kennedy Library Foundation, the Newseum, New Visions for Public Schools and New York Cares. He is also a member of the Council on Foreign Relations. In the past five years, Mr. Ginsberg has served on the boards of directors of Vringo, Inc. and Audible, Inc. and on the audit committee of Audible, Inc. We believe Mr. Ginsberg’s significant and high-level experience in the media industry enables him to bring valuable operational and management experience to our Board and provides our Board with a unique insight into potential partnerships with companies in the media industry.

Scott Murphy, age 45, rejoined our Board of Directors in October 2014 after having previously served on our Board of Directors from October 2004 until April 2009, when he won a special election to serve as U.S. Representative of New York’s 20th congressional district. After completing his congressional service in 2011, Mr. Murphy rejoined Advantage Capital Partners in 2012 as a managing director and chief investment officer. Mr. Murphy previously worked at Advantage Capital from 2001 to 2009, overseeing the firm’s New York portfolio. Prior to his first tenure at Advantage Capital, Mr. Murphy co-founded three high-tech companies, including a game company that brought fantasy football and baseball to the Internet. Mr. Murphy also founded an online auction company that was sold to eBay, Inc. and a website-building company that was sold to iXL Enterprises Inc. Mr. Murphy received his A.B. magna cum laude from Harvard University. We believe Mr. Murphy’s experience in investing, in entrepreneurship and in public service, along with his expertise in shareholder rights and corporate governance, enables him to bring unique insight, operational experience and financial experience to our Board.

Information Regarding Opposing Slate of Directors

Stichting Bewaarder Ratio Capital Partners and JEC II Associates, LLC (together with their affiliates and related parties, the “JEC/Ratio Group”) have notified the Company of their intent to nominate three individuals for election as directors at the Annual Meeting in opposition to the nominees recommended by our Board of

Directors. Our Board does not endorse any JEC/Ratio Group nominees. If the JEC/Ratio Group proceeds with its alternative director nominations, you may receive proxy solicitation materials from or on behalf of the JEC/Ratio Group, including an opposition proxy statement and a blue proxy card. Synacor is not responsible for the accuracy of any information contained in any proxy solicitation materials used by the JEC/Ratio Group or any other statements that it may otherwise make.

CORPORATE GOVERNANCE

Independence of the Board of Directors

The Board of Directors is currently composed of seven members. Messrs. Fawaz, Ginsberg, Kau, Levy, Montgomery and Murphy qualify as independent directors in accordance with the published listing requirements of the Nasdaq Stock Market, or Nasdaq. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as further required by the Nasdaq rules, the Board of Directors has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities as they may relate to us and our management. The directors hold office until their successors have been duly elected and qualified or their earlier death, resignation, retirement, disqualification or other removal.

Board Leadership Structure

We currently have separate individuals serving as Chairman of our Board of Directors and as our principal executive officer. Mr. Levy has served as Chairman of our Board of Directors since October 2007 and Mr. Bhise has served as our President and Chief Executive Officer since August 2014. Under our Corporate Governance Guidelines the positions of Chairman and Chief Executive Officer should be separate, and the Chairman should be selected from the non-employee directors. Separating the positions of Chief Executive Officer and Chairman of the Board of Directors allows our President and Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman of the Board of Directors to lead the Board in its fundamental role of providing independent advice to and oversight of management. The Board believes that having an independent director serve as Chairman of the Board of Directors is the appropriate leadership structure for the Company at this time and demonstrates our commitment to good corporate governance. Because we have separate individuals serving as Chairman of our Board of Directors and as our principal executive officer, we do not have a lead independent director; the responsibilities of a lead independent director are discharged by the Chairman of our Board of Directors.

Risk Oversight Management

Risk is inherent with every business and we face a number of risks, including strategic, financial, operational, legal/compliance and reputational risks. Our management is responsible for the day-to-day management of the risks that we face. Our Board of Directors as a whole has responsibility for the oversight of enterprise risk management. Our Audit Committee is responsible for overseeing the process by which management assesses and manages our exposure to risk, as well as our major financial risk exposures and the steps management takes to monitor and control such exposures, based on consultation with our management and independent auditors. The Compensation Committee reviews processes related to, and steps taken to mitigate material risks related to our compensation programs. The Board’s, Audit Committee’s and Compensation Committee’s oversight roles are supported by management reporting processes that are designed to provide the Board, the Compensation Committee and the Audit Committee visibility into the identification, assessment and management of critical risks.

Information Regarding the Board of Directors and its Committees

Our independent directors periodically meet in executive sessions at which only independent directors are present. The Board of Directors has an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. The following table provides membership information for each of the Board committees as of March 1, 2015:

Name	Audit	Compensation	Corporate Governance and Nominating
Marwan Fawaz	X
Gary L. Ginsberg		*X
Andrew Kau		X	X
Jordan Levy (1)		X	*X
Michael J. Montgomery	*X		X
Scott Murphy (2)	X

Notes:

*	Denotes committee chair as of March 1, 2015.
(1)	Mr. Levy served on the Audit Committee until October 28, 2014.
(2)	Mr. Murphy was elected to the Board of Directors and appointed to the Audit Committee, in each case effective October 28, 2014.

Below is a description of each committee of the Board of Directors. The Board of Directors has determined that each member of each of the Audit, Compensation and Corporate Governance and Nominating Committees meets the applicable rules and regulations regarding “independence” and that each such member is free of any relationship that would interfere with his individual exercise of independent judgment with regard to Synacor. Each committee of the Board of Directors has a written charter approved by the Board of Directors. Copies of each charter are posted on our website at http://www.synacor.com in the Investor Relations section.

Audit Committee

The Audit Committee of our Board of Directors, which has been established in accordance with Section 3(a)(58)(A) of the Exchange Act, oversees our accounting practices, system of internal controls, audit processes and financial reporting processes. Among other things, our Audit Committee is responsible for reviewing our disclosure controls and procedures and the adequacy and effectiveness of our internal controls. It also discusses the scope and results of the audit with our independent registered public accounting firm, reviews with our management and our independent registered public accounting firm our interim and year-end operating results and, as appropriate, initiates inquiries into aspects of our financial affairs. Our Audit Committee has oversight for our code of business conduct and is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, auditing matters, federal securities laws (including any rules or regulations thereunder), the disclosures we are required to make to our stockholders as a public company and any other securities matters related to our code of business conduct, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting, auditing or securities laws matters. In addition, our Audit Committee has sole and direct responsibility for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. Our Audit Committee also is responsible for reviewing and approving all related party transactions in accordance with our related party transactions approval policy.

The current members of the Audit Committee are Messrs. Fawaz, Montgomery and Murphy, each of whom is independent for Audit Committee purposes under the rules and regulations of the SEC and the listing standards of Nasdaq. Mr. Montgomery currently chairs the Audit Committee. The Audit Committee met seven times during the fiscal year ended December 31, 2014.

The Board of Directors has determined that Mr. Montgomery is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. The designation does not impose on Mr. Montgomery any duties, obligations or liability that are greater than are generally imposed on him as member of the Audit Committee and the Board of Directors.

Compensation Committee

The purpose of the Compensation Committee of our Board of Directors is to assist our Board of Directors with certain responsibilities relating to executive compensation policies and programs. Among other things, specific responsibilities of our Compensation Committee include evaluating the performance, and determining the compensation, of our Chief Executive Officer. In consultation with our Chief Executive Officer, it also determines the compensation of our other executive officers. In addition, our Compensation Committee administers our equity compensation plans and has the authority to grant equity awards and approve modifications of such awards under our equity compensation plans, subject to the terms and conditions of any equity award policy adopted by our Board of Directors. Our Compensation Committee also oversees the review process related to and steps taken to mitigate material risk associated with our compensation practices, oversees the process and reviews the results of any compensation-related matter presented for a stockholder vote, and reviews and approves various other compensation policies and matters.

The current members of our Compensation Committee are Messrs. Ginsberg, Kau and Levy. Mr. Ginsberg currently chairs the Compensation Committee. Each of Messrs. Ginsberg, Kau and Levy is an “independent director” under the applicable rules and regulations of Nasdaq, a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act, and an “outside director,” as that term is defined under Section 162(m) of the Internal Revenue Code of 1986. The Compensation Committee met thirteen times during the fiscal year ended December 31, 2014.

Our Chief Executive Officer does not participate in the determination of his own compensation or the compensation of directors. However, he makes recommendations to the Compensation Committee regarding the amount and form of the compensation of the other executive officers and key employees, and he often participates in the Compensation Committee’s deliberations about their compensation. No other executive officers participate in the determination of the amount or form of the compensation of executive officers or directors.

The Compensation Committee has retained Frederic W. Cook & Co. as its independent compensation consultant. The consultant provides the committee with data about the compensation paid by a peer group of companies and other companies that may compete with us for executives, and develops recommendations for structuring our compensation programs. The consultant is engaged solely by the Compensation Committee and does not provide any services directly to the Company or its management.

The Compensation Committee has assessed the compensation policies and practices for our employees and concluded that they do not create risks that are reasonably likely to have a material adverse effect on the company.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2014, Messrs. Ginsberg, Kau and Levy each served on the Compensation Committee of our Board of Directors. None of these individuals is currently or has been at any time one of our officers or employees. None of our executive officers has ever served as a member of the board of directors or compensation committee (or committee serving a similar function) of any other entity that has or has had one or more executive officers serving as a member of our Board of Directors or our Compensation Committee.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee of our Board of Directors oversees the nomination of directors, including, among other things, identifying, evaluating and making recommendations of nominees to our Board of Directors, and evaluates the performance of our Board of Directors and individual directors. Our Corporate Governance and Nominating Committee also is responsible for reviewing developments in corporate governance practices, evaluating the adequacy of our corporate governance practices and making recommendations to our Board of Directors concerning corporate governance matters.

The current members of our Corporate Governance and Nominating Committee are Messrs. Kau, Levy and Montgomery, each of whom is independent under the listing standards of Nasdaq. Mr. Levy currently chairs the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee met three times during the fiscal year ended December 31, 2014.

The Corporate Governance and Nominating Committee believes that members of the Board of Directors should have certain minimum qualifications, including having the highest professional and personal ethics and values, broad experience at the policy-making level in business, government, education, technology or public interest, a commitment to enhancing stockholder value, and sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. The Corporate Governance and Nominating Committee also considers such other guidelines and various and relevant career experience, relevant skills, such as an understanding of the telecommunications and high-speed Internet provider industries, financial expertise, diversity and local and community ties. While we do not maintain a formal policy requiring the consideration of diversity in identifying nominees for director, diversity is, as noted above, one of the factors our Corporate Governance and Nominating Committee considers in conducting its assessment of director nominees. We view diversity expansively to include those attributes that we believe will contribute to a Board of Directors that, through a variety of backgrounds, viewpoints, professional experiences, skills, educational experiences and other such attributes, is best able to guide the Company and its strategic direction. Candidates for director nominees are reviewed in the context of the current make-up of the Board of Directors. The Corporate Governance and Nominating Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Corporate Governance and Nominating Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board of Directors.

In the case of incumbent directors whose terms of office are set to expire, the Corporate Governance and Nominating Committee also reviews such directors’ overall performance during their term, including the number of meetings attended, level of participation, quality of performance, and any relationships or transactions that might impair such directors’ independence.

The Corporate Governance and Nominating Committee will consider director candidates recommended by stockholders and evaluate them using the same criteria as candidates identified by the Board of Directors or the Corporate Governance and Nominating Committee for consideration. If a stockholder of the Company wishes to recommend a director candidate for consideration by the Corporate Governance and Nominating Committee, pursuant to the Company’s Corporate Governance Guidelines, the stockholder recommendation should be delivered to the Secretary of the Company at the principal executive offices of the Company, and should include:

•

To the extent reasonably available, information relating to such director candidate that would be required to be disclosed in a proxy statement pursuant to Regulation 14A under the Exchange Act, in which such individual is a nominee for election to the Board of Directors;

•	The director candidate’s written consent to (A) if selected, be named in the Company’s proxy statement and proxy and (B) if elected, serve on the Board of Directors; and

•	Any other information that such stockholder believes is relevant in considering the director candidate.

Meetings of the Board of Directors

The Board of Directors met twelve times during the fiscal year ended December 31, 2014. During the fiscal year ended December 31, 2014, each director then in office attended 75% or more of the aggregate of the meetings of the Board of Directors and of the committees on which he or she served, held during the period for which he or she was a director or committee member.

Code of Business Conduct

The Board of Directors has adopted a code of business conduct. The code of business conduct applies to all of our employees, officers and directors. The full text of our code of business conduct is posted on our website at http://www.synacor.com under the Investor Relations section. We intend to disclose future amendments to certain provisions of our code of business conduct, or waivers of these provisions, at the same location on our website identified above and also in public filings.

Stockholder Communications with the Board of Directors

Stockholders may communicate with our Board of Directors, either generally or with a particular director, by writing to the following address:

The Board of Directors

c/o Corporate Secretary

Synacor, Inc.

40 La Riviere Drive, Suite 300

Buffalo, NY 14202

Each such communication should set forth (i) the name and address of such stockholder, as they appear on the Company’s books, and if the stock is held by a nominee, the name and address of the beneficial owner of the stock, and (ii) the class and number of shares of the Company’s stock that are owned of record by such record holder and beneficially by such beneficial owner.

The person receiving such stockholder communication shall, in consultation with appropriate members of the Board of Directors as necessary, generally screen out communications from stockholders to identify communications that are (i) solicitations for products and services, (ii) matters of a personal nature not relevant for stockholders, or (iii) matters that are of a type that render them improper or irrelevant to the functioning of the Board of Directors and the Company.

Compensation of Directors

The compensation of our non-employee directors consists of an annual cash retainer (paid quarterly) and stock option grants (in addition to reimbursement for reasonable out-of-pocket expenses incurred in attending Board and committee meetings).

Under the cash compensation portion of our non-employee director compensation program, all non-employee directors are paid an annual cash retainer of $35,000 for service on the Board. Additional annual cash retainer amounts are paid as follows:

•	Non-employee chairman of the Board: $35,000;

•	Audit committee member: $7,500;

•	Audit committee chair: $15,000;

•	Compensation committee member: $6,500;

•	Compensation committee chair: $12,500;

•	Nominating and corporate governance committee member: $3,500; and

•	Nominating and corporate governance committee chair: $7,500.

Under the equity compensation portion of our non-employee director compensation program, newly-elected non-employee directors receive an initial stock option grant of up to 50,000 shares, to be granted at the first Board meeting occurring on or following such director’s initial election to our Board of Directors. Each non-employee director who is re-elected to the Board receives a stock option grant of up to 30,000 shares, to be granted at the first Board meeting occurring on or following such director’s re-election to our Board of Directors, and an annual stock option grant of up to 15,000 shares granted at the time of our annual stockholders’ meeting in each of the following two years if he or she continues to serve on our Board of Directors. All such options vest over four years of service, with 25% vesting after completion of one year of service and the remainder vesting monthly over an additional three years of service. In addition, in the event of our change of control or the director’s death, disability or retirement at or after age 65, any unvested option shares will fully vest.

The following table sets forth the total compensation earned by each person who served as a director during the fiscal year ended December 31, 2014, other than a director who also served as a named executive officer.

Name	Fees Earned or Paid in Cash ($) (1)	Option Awards ($) (2) (3)		Total ($)
Jordan Levy (7)	91,500	18,861	(4)	110,361
Marwan Fawaz	42,500	18,861	(4)	61,361
Gary L. Ginsberg	47,500	37,721	(5)	85,221
Andrew Kau	45,000	18,861	(4)	63,861
Michael J. Montgomery	53,500	18,861	(4)	72,361
Scott Murphy (8)	7,391	49,417	(6)	56,808

Notes:

(1)	The fees earned or paid in cash to our directors in fiscal 2014 are based on the compensation policy set forth above.
(2)	The amounts in this column represent the aggregate grant date fair value of option awards granted to the director in the applicable fiscal year computed in accordance with FASB ASC Topic 718. See Note 9 of the Notes to the Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed on March 12, 2015 for a discussion of the assumptions made by us in determining the grant date fair value of our equity awards.
(3)	As of December 31, 2014, the above-listed directors held outstanding options to purchase the following number of shares of our common stock: Jordan Levy (132,500), Marwan Fawaz (100,000), Gary L. Ginsberg (100,000), Andrew Kau (85,000), Michael J. Montgomery (100,000), and Scott Murphy (50,000).
(4)	Reflects an option to purchase 15,000 shares of our common stock granted to the director on May 22, 2014, at an exercise price of $2.26 per share. The option vests over four years of service beginning on the date of grant, with 25% vesting upon completion of 12 months of service and the remainder vesting in 36 equal monthly installments thereafter. The option will vest in full upon a change of control, death, total and permanent disability or retirement at or after age 65.
(5)	Reflects an option to purchase 30,000 shares of our common stock granted to the director on May 22, 2014, at an exercise price of $2.26 per share. The option vests over four years of service beginning on the date of grant, with 25% vesting upon completion of 12 months of service and the remainder vesting in 36 equal monthly installments thereafter. The option will vest in full upon a change of control, death, total and permanent disability or retirement at or after age 65.
(6)	Reflects an option to purchase 50,000 shares of our common stock granted to the director on October 29, 2014, at an exercise price of $1.76 per share. The option vests over four years of service beginning on the date of grant, with 25% vesting upon completion of 12 months of service and the remainder vesting in 36 equal monthly installments thereafter. The option will vest in full upon a change of control, death, total and permanent disability or retirement at or after age 65.
(7)	Mr. Levy resigned from his position as a member of the Audit Committee on October 28, 2014.
(8)	Mr. Murphy was elected to the Board and was appointed to the Audit Committee, in each case on October 28, 2014.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015 and has further directed that management submit the appointment of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Deloitte & Touche LLP has audited our financial statements since Synacor’s fiscal year 2006. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. However, the Board of Directors is submitting the appointment of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

The affirmative vote of the holders of a majority of the shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting will be required to ratify the appointment of Deloitte & Touche LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. For further information about how votes will be counted, please refer above to the section entitled “How many votes are needed to approve each proposal.”

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees we paid to Deloitte & Touche LLP, our independent registered public accounting firm, for professional services provided during our fiscal years ended December 31, 2014 and December 31, 2013:

	Fiscal 2014	Fiscal 2013
	(In thousands)
Audit fees (1)	$369	$400
Audit-related fees (2)	—	8
Tax fees	—	—
All other fees	13	77

Total fees	$382	$485

Notes:

(1)	Audit fees consist of fees incurred for professional services rendered for the audit of our annual financial statements and review of the quarterly financial statements that are normally provided by Deloitte &Touche LLP in connection with regulatory filings or engagements.
(2)	Audit-related fees relate to assurance and related services that are reasonably related to the audit or review of our financial statements.

Pre-Approval Policies and Procedures

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services rendered by Deloitte & Touche LLP, our independent registered public accounting firm. The Audit Committee can pre-approve specified services in defined categories of audit services, audit-related services and tax services up to specified amounts, as part of the Audit Committee’s approval of the scope of the engagement of Deloitte & Touche LLP or on an individual case-by-case basis before Deloitte & Touche LLP is engaged to provide a service. All audit, audit-related and tax services were pre-approved by the Audit Committee. The Audit Committee has determined that, subject to reasonable limits, the rendering of the services other than audit services by Deloitte & Touche LLP is compatible with maintaining the independent registered public accounting firm’s independence.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS SYNACOR’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR ITS FISCAL YEAR ENDING DECEMBER 31, 2015.

Audit Committee Report

The Audit Committee of the Board of Directors currently consists of the three non-employee directors named below. The Board of Directors annually reviews the Nasdaq listing standards’ definition of independence for Audit Committee members and has determined that each member of the Audit Committee meets that standard. The Board of Directors has also determined that Mr. Montgomery is an audit committee financial expert as described in applicable rules and regulations of the SEC.

The principal purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s accounting practices, system of internal controls, audit processes and financial reporting processes. The Audit Committee is responsible for appointing and retaining our independent registered public accounting firm and approving the audit and non-audit services to be provided by the independent registered public accounting firm. The Audit Committee’s function is more fully described in the Audit Committee Charter, which the Board of Directors has adopted and which the Audit Committee reviews on an annual basis.

The Company’s management is responsible for preparing our financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. Deloitte & Touche LLP, our independent registered public accounting firm, is responsible for performing an independent audit of our financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed with our management the audited financial statements of the Company included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (“10-K”).

The Audit Committee has also reviewed and discussed with Deloitte & Touche LLP the audited financial statements in the 10-K and the audit results. In addition, the Audit Committee discussed with the Company’s independent registered public accounting firm the matters required to be discussed by PCAOB AU Section 380, Communication with Audit Committees, Rule 2-07, Communication with Audit Committees, of Regulation S-X, and other PCAOB Rules and Standards. In addition, we received from and discussed with Deloitte & Touche LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees and discussed Deloitte & Touche LLP’s independence with them. Upon completing these activities, the Audit Committee concluded that Deloitte & Touche LLP is independent from the Company and its management.

Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in the Company’s 10-K and filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

Marwan Fawaz

Michael J. Montgomery

Scott Murphy

PROPOSAL 3

RATIFICATION OF THE RIGHTS AGREEMENT

We are asking our stockholders to ratify the Rights Agreement that we entered into on July 14, 2014. If our stockholders ratify the Rights Agreement, it will stay in effect until July 14, 2017. If, however, our stockholders fail to ratify the Rights Agreement, it will terminate on July 14, 2015.

Background

On July 14, 2014, our Board of Directors declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of our common stock, par value $0.01 per share, and adopted a stockholder rights plan (the “Rights Plan”). The dividend was payable on July 14, 2014 to the stockholders of record at the close of business on that date.

Purpose of the Rights Plan

Our Board of Directors adopted the Rights Plan to prevent the accumulation of shares of Synacor and the acquisition of actual or practical control of Synacor by any party or group in a manner that undermines stockholder value and corporate policy and effectiveness by, among other things, bypassing negotiation with our Board of Directors, disregarding our business plan and long-term corporate goals and otherwise coercively or unfairly promoting an inadequately-priced takeover of Synacor.

The Rights Plan is intended to give our stockholders adequate time to properly assess a takeover bid and to lessen the pressure on stockholders in the case of a takeover bid. In general terms, the Rights Plan makes it more costly or time-consuming to acquire control of Synacor without the approval of our Board of Directors.

Importantly, the Rights Plan will not interfere with any merger or other business combination approved by our Board of Directors.

The Rights Agreement

To implement the Rights Plan, we entered into a Rights Agreement dated as of July 14, 2014 (the “Rights Agreement”) with American Stock Transfer & Trust Company, LLC as rights agent (the “Rights Agent”). The Rights Agent serves as transfer agent with respect to our common stock and has also been appointed transfer agent with respect to the Series A Junior Participating Preferred Stock, par value $0.01 per share, that may be issued pursuant to the exercise of Rights under the Rights Plan, if any.

The Rights will expire automatically on July 14, 2017. However, if our stockholders have not ratified the Rights Agreement by July 14, 2015, the Rights will expire on that date. We are seeking your ratification of the Rights Agreement.

Vote Required to Ratify the Rights Agreement

The affirmative vote of the holders of a majority of the shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting will be required to ratify the Rights Agreement. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. For further information about how votes will be counted, please refer above to the section entitled “How many votes are needed to approve each proposal.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE RIGHTS AGREEMENT.

Description of the Rights Plan

What is the “Rights Plan?”

The Rights Plan is an effort by our Board of Directors to give our stockholders adequate time to properly assess a takeover bid and to lessen the pressure on them in the case of a takeover bid. In general terms, the Rights Plan makes it more costly or time-consuming to acquire control of Synacor without the approval of our Board of Directors.

If the Rights Plan is triggered, each Right entitles its holder to purchase from us one one-hundredth of a share of Series A Junior Participating Preferred Stock (“Preferred Share”) for $10. This portion of a Preferred Share will give the stockholder approximately the same dividend, voting, and liquidation rights as would one share of our common stock.

The Rights Agreement for which we are seeking approval implements the Rights Plan.

What triggers the Rights Plan?

The Rights Plan is triggered when a person or group (an “Acquiring Person”) acquires 10% or more of our outstanding common stock without the approval of our Board of Directors. When a Rights Plan is triggered and Rights are exercised, the “Acquiring Person” generally may not exercise Rights under the Rights Plan, resulting in dilution of the Acquiring Person.

Shares held by affiliates and associates of an Acquiring Person, and notional or other shares related to derivatives interests of an Acquiring Person, will be deemed to be beneficially owned by the Acquiring Person. Certain synthetic interests in securities created by derivative positions—whether or not such interests are considered to be ownership of the underlying common stock or are reportable for purposes of Regulation 13D of the Securities Exchange Act—are treated as beneficial ownership of (i) the notional or other number of shares of our common stock to be acquired upon exercise or settlement of such instrument or as the basis upon which the value or settlement amount of such instrument is to be calculated, or (ii) if no such number of shares is specified in the relevant documentation of such instrument, that number of shares of our common stock determined by the Board in its sole discretion to be the number of such shares to which such instrument relates.

If a stockholder’s beneficial ownership of our common stock as of July 14, 2014 was at or above 10% (including through entry into certain derivative positions), that stockholder’s then existing ownership percentage would be grandfathered, but the stockholder would become an “Acquiring Person” if the stockholder increases its ownership percentage by 0.001% or more.

What happens after a person or group becomes an “Acquiring Person?”

If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person may, for $10, purchase shares of our common stock with a market value of $20, based on the market price of the common stock prior to the Acquiring Person’s acquisition. Any Rights held by an Acquiring Person after the Distribution Date are null and void and may not be exercised. The “Distribution Date” is the date that is 10 days after the public announcement that a person or group has become an “Acquiring Person.”

If we are acquired in a merger or similar transaction after the Distribution Date, all holders of Rights except the Acquiring Person may, for $10, purchase shares of the acquiring corporation with a market value of $20 based on the market price of the acquiring corporation’s stock, prior to such merger.

What are the terms of the Rights?

•

The Rights. The Rights currently trade with, and are inseparable from, our common stock. The Rights are evidenced only by certificates (or book entries) that represent shares of our common stock. New Rights will accompany any new shares of common stock we issue after July 14, 2014, until the Distribution Date or the earlier expiration of the Rights Agreement in accordance with its terms.

Until the Distribution Date, any transfer of shares of common stock will constitute a transfer of Rights. After the Distribution Date, the Rights will separate from the common stock and be evidenced by book-entry credits or by Rights certificates that we will mail to all eligible holders of common stock.

•

Exercise Price. Each Right entitles its holder to purchase from us one one-hundredth of a Preferred Share for $10, once the Rights become exercisable. This portion of a Preferred Share will give the stockholder approximately the same dividend, voting, and liquidation rights as would one share of our common stock. Prior to exercise, the Right does not give its holder any dividend, voting, or liquidation rights.

•	Exercisability. The Rights will not be exercisable until the “Distribution Date.” Any Rights held by an Acquiring Person after the Distribution Date are null and void and may not be exercised.

What are the terms of the Preferred Shares underlying the Rights?

Each one one-hundredth of a Preferred Share, if issued:

•	Will not be redeemable at the option of the holder;

•	Will entitle holders to quarterly dividend payments of $0.01 per share, or an amount equal to the dividend paid on one share of common stock, whichever is greater;

•	Will entitle holders upon liquidation either to receive $1.00 per share, or an amount equal to the payment made on one share of common stock, whichever is greater;

•	Will have the same voting power as one share of common stock; and

•	If shares of our common stock are exchanged via merger, consolidation, or a similar transaction, will entitle holders to a per share payment equal to the payment made on one share of common stock.

The value of a one one-hundredth interest in a Preferred Share approximates the value of one share of common stock.

Are there any other important terms?

•

Redemption. Our Board may redeem the Rights for $0.01 per Right at any time before any person or group becomes an Acquiring Person. If our Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $0.01 per Right. The redemption price will be adjusted if we have a stock split or stock dividends of our common stock.

•

Exchange. After a person or group becomes an Acquiring Person, but before an Acquiring Person owns 50% or more of our outstanding common stock, our Board may extinguish the Rights by exchanging one share of common stock or an equivalent security for each Right, other than Rights held by the Acquiring Person.

•

Anti-Dilution Provisions. Our Board may adjust the purchase price of the Preferred Shares, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, a reclassification of the Preferred Shares or common stock. No adjustments to the exercise price of less than 1% will be made.

•

Amendments. The terms of the Rights Agreement may be amended by our Board without the consent of the holders of the Rights. After a person or group becomes an Acquiring Person, our Board may not amend the agreement in a way that adversely affects holders of the Rights.

This description is only a summary, and is not complete, and should be read together with the Rights Agreement. A copy of the Rights Agreement is available free of charge from the Company upon request and is attached to this Proxy Statement as Appendix A.

EXECUTIVE OFFICERS

The names of the executive officers of Synacor who are not also directors of Synacor and certain information about each of them as of March 1, 2015 are set forth below:

William J. Stuart, age 63, has served as our Chief Financial Officer since August 2011. From 2006 to 2011, Mr. Stuart served as Senior Vice President of Finance, Chief Financial Officer, Treasurer and Secretary for Avici Systems, Inc. (now Soapstone Networks, Inc.), or Soapstone, a publicly-held company. He also served as Soapstone’s President and on Soapstone’s board of directors from 2009 to 2011. From 2001 to 2006, Mr. Stuart was a partner at Still River Fund, a Boston-based venture capital firm. He has previously served as chief financial officer of the publicly-held Telco Systems (acquired by World Access, Inc.) as well as three privately-held technology companies. Mr. Stuart has a B.A. from Boston College and an M.B.A. from Northeastern University.

George G. Chamoun, age 40, has served as our President of Sales and Marketing since November 2014. Mr. Chamoun also served as our Executive Vice President of Sales and Marketing from June 2009 to November 2014. Mr. Chamoun was co-founder of our predecessor company, Chek, Inc. (“Chek”) and served as its President from January 1998 until the acquisition of MyPersonal.com, Inc. in December 2000 to form Synacor, Inc. Mr. Chamoun then served as Senior Vice President of Client Services from December 2000 to June 2009. Mr. Chamoun holds a B.A. in Political Science from the State University of New York at Buffalo.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding beneficial ownership of our Common Stock as of March 1, 2015 by:

•	each person known by us to be the beneficial owner of more than 5% of any class of our voting securities;

•	our named executive officers;

•	each of our directors; and

•	all current executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power and/or investment power with respect to the securities held. Shares of common stock subject to options currently exercisable or exercisable within 60 days of March 1, 2015 are deemed outstanding and beneficially owned by the person holding such options for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated in the footnotes to this table and subject to applicable community property laws, to our knowledge the persons or entities named have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Percentage beneficially owned is based on 27,429,665 shares of common stock outstanding on March 1, 2015 plus shares of common stock otherwise deemed outstanding under applicable SEC rules. The table below is based upon information supplied by officers, directors and principal stockholders and Schedules 13G filed with the SEC.

Unless otherwise indicated, the mailing address of each of the stockholders below is c/o Synacor, Inc., 40 La Riviere Drive, Suite 300, Buffalo, New York 14202.

	Beneficial Ownership
Name of Beneficial Owner	Number	Percent
Directors and Named Executive Officers
Himesh Bhise (1)	2,016,438	6.8%
Marwan Fawaz (2)	100,000	0.4%
Gary L. Ginsberg (3)	100,000	0.4%
Andrew Kau (4)	3,960,138	14.4%
Jordan Levy (5)	311,713	1.1%
Michael J. Montgomery (6)	160,000	0.6%
Scott Murphy (7)	118,700	0.4%
William J. Stuart (8)	492,800	1.8%
George Chamoun (9)	843,405	3.0%
All current directors and executive officers as a group (9 persons) (10)	8,103,194	26.1%
Other 5% Stockholders
Ronald N. Frankel (11)	1,432,201	5.1%
Entities associated with Walden International (12)	3,884,965	14.2%
Entities associated with Advantage Capital (13)	2,180,971	8.0%
K. Peter Heiland and entities associated with JEC Capital Partners and Ratio Capital Management B.V. (14)	2,698,700	9.8%

Notes:

(1)	Represents 2,016,438 shares issuable upon exercise of stock options issued to Mr. Bhise and exercisable within 60 days of March 1, 2015, 2,011,438 of which shares remained subject to vesting as of March 1, 2015.
(2)	Represents 100,000 shares issuable upon exercise of stock options issued to Mr. Fawaz and exercisable within 60 days of March 1, 2015, 42,813 of which shares remained subject to vesting as of March 1, 2015.

(3)	Represents 100,000 shares issuable upon exercise of stock options issued to Mr. Ginsberg and exercisable within 60 days of March 1, 2015, 49,376 of which shares remained subject to vesting as of March 1, 2015.
(4)	Includes 85,000 shares issuable upon exercise of stock options issued to Mr. Kau and exercisable within 60 days of March 1, 2015, 25,001 of which shares remained subject to vesting as of March 1, 2015. See footnote (12) regarding Mr. Kau’s relationship with Walden International. The address for Mr. Kau is c/o Walden International, One California Street, Suite 2800, San Francisco, California 94111.
(5)	Represents 179,213 shares held or beneficially owned by Mr. Levy and 132,500 shares issuable upon exercise of stock options issued to Mr. Levy and exercisable within 60 days of March 1, 2015, 25,001 of which shares remained subject to vesting as of March 1, 2015.
(6)	Represents 60,000 shares held or beneficially owned by Mr. Montgomery and 100,000 shares issuable upon exercise of stock options issued to Mr. Montgomery and exercisable within 60 days of March 1, 2015, 43,855 of which shares remained subject to vesting as of March 1, 2015.
(7)	Includes 68,700 shares held or beneficially owned by Mr. Murphy and 50,000 shares issuable upon exercise of stock options issued to Mr. Murphy and exercisable within 60 days of March 1 2015, all of which shares remained subject to vesting as of March 1, 2015. The address for Mr. Murphy is c/o Advantage Capital Partners, 909 Poydras Street, Suite 2230, New Orleans, LA 70112.
(8)	Represents 15,000 shares held or beneficially owned by Mr. Stuart and 477,800 shares issuable upon exercise of stock options issued to Mr. Stuart and exercisable within 60 days of March 1, 2015, 209,155 of which shares remained subject to vesting as of March 1, 2015.
(9)	Represents 315,505 shares held or beneficially owned by Mr. Chamoun and 527,900 shares issuable upon exercise of stock options issued to Mr. Chamoun and exercisable within 60 days of March 1, 2015, 272,797 of which shares remained subject to vesting as of March 1, 2015.
(10)	Includes 3,589,638 shares issuable upon exercise of stock options exercisable within 60 days of March 1, 2015, 2,729,436 of which shares remained subject to vesting as of March 1, 2015.
(11)	Represents 705,518 shares held or beneficially owned by Mr. Frankel and 726,683 shares issuable upon exercise of stock options issued to Mr. Frankel and exercisable within 60 days of March 1, 2015, none of which shares remained subject to vesting as of March 1, 2015.
(12)	Represents 70,846 shares held by Pacven Walden Ventures IV Associates Fund, L.P. (“Pacven IV Associates Fund”), 3,804,292 shares held by Pacven Walden Ventures IV, L.P. (“Pacven IV”) and 9,827 shares held by Lip-Bu Tan and Ysa Loo Trust dated 2/3/1992, of which Lip-Bu Tan is a trustee. The general partner of Pacven IV Associates Fund and Pacven IV is Pacven Walden Management II, L.P. (“Pacven Management II”). The general partner of Pacven Management II is Pacven Walden Management Co., Ltd. (“Pacven Walden Management”). Lip-Bu Tan is the sole director of Pacven Walden Management and he shares voting and investment power with respect to the shares held by Pacven IV and Pacven IV Associates Fund with the other members of the investment committee of Pacven Walden Management. Each of Lip-Bu Tan, Andrew Kau (who is also a member of our Board of Directors) and Brian Chiang is a member of the investment committee of Pacven Walden Management. The address for entities associated with Walden International is One California Street, Suite 2800, San Francisco, CA 94111.
(13)	Represents 1,759,841 shares held by Advantage Capital New York Partners I, L.P. (“Advantage I”) and 421,130 shares held by Advantage Capital New York Partners II, L.P. (“Advantage II”). The sole general partner of Advantage I is Advantage Capital New York GP-I, LLC (“Advantage GP I”), and the sole general partner of Advantage II is Advantage Capital New York GP-II, LLC (“Advantage GP II”). Advantage GP I and Advantage GP II, in their respective capacities as general partner of Advantage I and Advantage II, exercise investment discretion and control of the shares beneficially owned by Advantage I and Advantage II. Steven T. Stull holds all of the voting interests of Advantage GP I and, therefore, may be deemed to have voting and investment power with respect to the shares held of record by Advantage I. Steven T. Stull and Maurice E. Doyle hold all of the ownership interests, including voting interests, of Advantage GP II and, therefore, may be deemed to have voting and investment power with respect to the shares held of record by Advantage II. The address for entities associated with Advantage Capital Partners is 909 Poydras Street, Suite 2230, New Orleans, LA 70112.
(14)

Represents 50,000 shares held by Klaus-Peter Heiland, 1,303,400 shares held by JEC II Associates, LLC (“JEC”) and 1,345,300 shares held by Stichting Bewaarder Ratio Capital Partners (“RCP”). JEC Capital

Partners, LLC (“Capital Partners”) serves as investment advisor to JEC. Mr. Heiland is the managing partner of Capital Partners and a member of JEC. Each of Capital Partners and Mr. Heiland may be deemed to have shared voting and dispositive power with respect to the 1,353,400 shares beneficially owned by JEC, of which 500 shares are owned of record. The address for Mr. Heiland, JEC and Capital Partners (the “JEC Affiliates”) is 68 Mazzeo Drive, Randolph, MA 02368. The manager of RCP is Ratio Capital Management B.V. (“RCM”). RCM has sole voting and dispositive power with respect to the 1,345,300 shares owned by RCP, of which 500 shares are held of record. The address for RCM and RCP is Herengracht 208, 1016BS Amsterdam. These amounts are based on the Schedule 13D filed on June 17, 2014 by RCM and the JEC Affiliates as most recently amended on February 23, 2015.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of our outstanding common stock are subject to the reporting requirements of Section 16(a) of the Exchange Act, which require them to file reports with respect to their ownership of our common stock and their transactions in our common stock.

The Company believes that all requirements under Section 16(a) of the Securities and Exchange Act of 1934 applicable to directors and executive officers of the Company were complied with by such persons during the last fiscal year. In making this disclosure, the Company has relied on written representations by or on behalf of its directors and executive officers and copies of reports filed.

SUMMARY OF NAMED EXECUTIVE OFFICER COMPENSATION

Synacor is an “emerging growth company,” as defined in Section 101(a)(19)(C) of the Jumpstart Our Business Startups Act of 2012. As an emerging growth company, under SEC rules, we are not required to include a Compensation Discussion and Analysis section in this proxy statement and have elected to comply with the reduced disclosure requirements applicable to emerging growth companies.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Summary of Named Executive Officer Compensation set forth below with our management. Based on its review and discussions, the committee recommended to the Board of Directors that the Summary of Named Executive Officer Compensation be included in this Proxy Statement.

Submitted by the Compensation Committee of the Board of Directors:

Gary L. Ginsberg

Andrew Kau

Jordan Levy

Summary Compensation Table

The following table provides information concerning the compensation paid to our “principal executive officer” and our next two most highly compensated executive officers during our 2014 and 2013 fiscal years. We refer to these individuals as our “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)		Option Awards ($)		Non-Equity Incentive Plan Compensation ($) (1)	All Other Compensation ($)		Total ($)
Himesh Bhise (2)	2014	165,128	40,000	(3)	2,647,652	(4)	166,667	—		3,019,447
President & Chief
Executive Officer

William J. Stuart	2014	310,000	—		—		100,750	—		410,750
Chief Financial Officer	2013	310,000	—		92,958		—	—		402,958

George G. Chamoun	2014	302,163	—		251,475	(4)	143,325	—		696,963
President of	2013	300,000	—		92,958		—	—		392,958
Sales and Marketing

Ronald N. Frankel (5)	2014	350,000	—		108,444	(6)	79,625	64,317	(7)	602,386
Former President & Chief	2013	350,000	—		258,215		—	25,739		633,954
Executive Officer

Scott Bailey (8)	2014	275,625	—		—		—	221,346	(9)	496,971
Former Chief Operating Officer

Notes:

(1)	Represents amounts paid pursuant to our annual cash incentive program in the fiscal year following the year in which the payment is reported and services were provided.
(2)	Mr. Bhise joined the Company as President and Chief Executive Officer on August 4, 2014.
(3)	Represents a signing bonus paid in connection with the commencement of Mr. Bhise’s employment.
(4)	Represents the aggregate grant date fair value of option awards granted to the officer in the applicable fiscal year computed in accordance with FASB ASC Topic 718. See Note 9 of the Notes to the Financial Statements included in our Annual Report on Form 10-K filed on March 12, 2015 for a discussion of the assumptions made by us in determining the grant date fair value of our equity awards.
(5)	Mr. Frankel resigned as our President and Chief Executive Officer effective August 4, 2014.
(6)	Represents the incremental fair value of option awards modified in the applicable fiscal year computed in accordance with FASB ASC Topic 718. See Note 9 of the Notes to the Financial Statements included in our Annual Report on Form 10-K filed on March 12, 2015 for a discussion of the assumptions made by us in determining the grant date fair value of our equity awards.
(7)	Represents $27,298 in medical benefits paid to or on behalf of Mr. Frankel and payout of $37,019 for accrued vacation time.
(8)	Mr. Bailey resigned as Chief Operating Officer of the Company on September 30, 2014.
(9)	Represents severance payments paid to Mr. Bailey in connection with his resignation.

Narrative Disclosure to Summary Compensation Table

Our executive compensation program consists of four components:

•	Base salary,

•	Annual cash incentive bonuses,

•	Equity compensation in the form of stock options, and

•	Certain employment termination- and change of control-related benefits.

Base Salaries. Our Board of Directors has established base salaries for our chief executive officer and other named executive officers based upon historical company compensation practices, the officer’s position, the scope of the officer’s responsibilities within the position, and general survey information about the market compensation for that position. Base salaries are reviewed annually and adjusted as and when the Board determines appropriate. Salary adjustments have been, and we expect will continue to be, determined by the Board or the compensation committee in its discretion, based on competitive conditions, individual performance, our overall financial and business performance, changes in job duties and responsibilities, and our overall budget for base salary increases. In November 2014, we increased Mr. Chamoun’s salary from $300,000 to $315,000, but we did not change the base salaries of our other continuing named executive officers. Mr. Bhise’s salary was established as part of the negotiation of his overall compensation package in connection with his hiring in 2014.

Annual Incentive Compensation. Our annual cash incentive bonus program for executive officers is designed to drive toward achievement of our annual objectives and reward individual performance in connection with achievement of those shorter-term objectives. Each year, the compensation committee of our Board establishes certain financial and corporate performance objectives which it later evaluates in light of full-year performance in determining the amount of bonus payments for our executive officers. Each named executive officer has a target bonus opportunity expressed as a percentage of his base salary as in effect at the end of the fiscal year. For fiscal year 2014, the bonus targets for our named executive officers were as follows: Messrs. Frankel and Chamoun, 70%, and Messrs. Stuart and Bailey, 50%. In connection with the negotiation of his overall compensation package the Board established Mr. Bhise target bonus at 100% of his base salary. The bonus program provides an opportunity for greater-than-target payout upon overachievement, as determined by the compensation committee in its discretion, up to a maximum of two times the officer’s target bonus amount.

In 2014, 75% of each executive’s bonus target was based on performance relative to Company-wide revenue and adjusted EBITDA goals and 25% was based on non-financial goals. Based on achievement relative to revenue, our financial performance and each named executive officer’s individual performance, our named executive officers received bonuses as set forth on the “Summary Compensation Table” above.

In connection with Mr. Frankel’s resignation as President and Chief Executive Officer, he was eligible to receive a bonus equal to 50% of the annual bonus he would otherwise be entitled to receive. Mr. Frankel’s bonus was paid as set forth on the “Summary Compensation Table” above.

Long-Term Incentive Compensation. Our equity incentive plans were established to provide our employees, including our executive officers, with incentives to support our long-term success and growth. Our long-term equity incentive compensation has historically been awarded in the form of options to acquire shares of our common stock, because we believe that stock options offer our employees the opportunity to earn a more significant portion of equity than would other equity award instruments and, therefore, provide the greatest incentive for our management to drive toward increasing the value of our business. From time to time our compensation committee also considers other forms of equity awards, such as restricted stock or restricted stock units. However, in 2014 we granted only stock options to our named executive officers.

An executive officer typically receives a significant stock option grant in the year he or she commences employment. Thereafter, option grants may be made at varying times and in varying amounts at the discretion of our compensation committee or our Board of Directors. We do not have any program or obligation that requires us to grant equity compensation to any executive officer on specified dates, nor do we have any policy or practice with regard to granting options or equity awards in relation to the release of corporate information. Stock options are typically granted on the first compensation committee meeting following a new employee’s date of hire. For options granted to newly-hired employees, the vesting commencement date applicable to their options is typically the first day of the month following the month in which they commence employment, whereas for options granted to current employees, the vesting commencement date is typically the first day of the month following the month in which the grant is made.

On May 22, 2014, we granted options to purchase 200,000 shares of our common stock to Mr. Chamoun. The options are immediately exercisable when they were granted, but shares under the options are subject to repurchase by us until they were vested. The option shares vest over 4 years of service from June 1, 2014 (the first day of the month following the month in which the grant was made), with 25% vesting upon completion of 12 months of service from the above date, and the remainder vesting in 36 equal monthly installments thereafter. Mr. Chamoun’s option may vest on an accelerated basis in connection with a change in control of Synacor and certain terminations of Mr. Chamoun’s employment with us, as further described below. For information regarding the vesting acceleration provisions applicable to the options held by our named executive officers, please see the section titled “Employment Agreements and Potential Payments upon Termination or Change of Control” below.

On August 4, 2014, we granted options to purchase 2,001,338 shares of our common stock to Mr. Bhise in connection with, and as an inducement to, the commencement of his employment with us. The options are immediately exercisable when they are granted, but shares under the options are subject to repurchase by us until they are vested. The option shares vest over 4 years of service from August 4, 2014, with 25% vesting upon completion of 12 months of service from the above date, and the remainder vesting in 36 equal monthly installments thereafter. Mr. Bhise’s option may vest on an accelerated basis in connection with a change in control of Synacor and certain terminations of Mr. Bhise’s employment with us, as further described below. For information regarding the vesting acceleration provisions applicable to the options held by our named executive officers, please see the section titled “Employment Agreements and Potential Payments upon Termination or Change of Control” below.

In addition to the option grants described above, in connection with our search for a successor to Mr. Frankel, we entered into a transition agreement with Mr. Frankel in March 2014. Under the terms of this transition agreement, vesting under Mr. Frankel’s outstanding options to purchase shares of the Company’s common stock accelerated on August 4, 2014, the effective date of his resignation as President and Chief Executive Officer, such that the number of option shares that would have vested in the 24 months following the effective date of his resignation (which is the term of Mr. Frankel’s employment as a non-executive employee under the transition agreement) immediately vested. Mr. Frankel’s options thereafter ceased vesting and will remain exercisable until August 4, 2017 (or 10 years after the option’s date of grant, if earlier). For information regarding the material employment terms and severance benefits in Mr. Frankel’s transition agreement, please see the section titled “Employment Agreements and Potential Payments upon Termination or Change of Control” below.

In connection with the end of Mr. Bailey’s employment, he became vested in an additional number of shares under each option then held by him as if he had provided an additional 12 months of service to us after his last day of employment. For information regarding the material severance benefits in Mr. Bailey’s separation agreement, please see the section titled “Employment Agreements and Potential Payments upon Termination or Change of Control” below.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning each unexercised option held by our named executive officers as of December 31, 2014.

Except as indicated in the footnotes below, options granted to our named executive officers are generally immediately exercisable with respect to all of the option shares (whether vested or unvested), subject to our repurchase right in the event that the executive’s service terminates before vesting in such shares. For information regarding the vesting acceleration provisions applicable to the options held by our named executive officers, please see the section titled “Employment Agreements and Potential Payments upon Termination or Change of Control” below.

	Option Awards
Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Vested		Number of Securities Underlying Unexercised Options (#) Unvested		Option Exercise Price ($)	Option Expiration Date
Himesh Bhise	6/10/09	6/10/09	5,000	(5)	—		2.52	6/09/19
Himesh Bhise	8/04/14	8/04/14	—		2,001,338	(1)	2.38	8/03/24
William J. Stuart	8/16/11	9/01/11	122,362	(3)	28,238	(3)	3.32	8/15/21
William J. Stuart	8/16/11	9/01/11	80,762	(1)	18,638	(1)	3.32	8/15/21
William J. Stuart	9/27/12	10/01/12	27,083	(1)	22,917	(1)	7.61	9/26/22
William J. Stuart	5/16/13	6/01/13	16,875	(1)	28,125	(1)	3.68	5/15/23
George G. Chamoun	9/14/07	2/01/08	75,000	(1)	—		2.52	9/13/17
George G. Chamoun	8/16/11	9/01/11	81,250	(4)	18,750	(4)	3.32	8/15/21
George G. Chamoun	4/16/12	4/01/12	66,666	(1)	33,334	(1)	7.10	4/15/22
George G. Chamoun	5/16/13	6/01/13	16,875	(1)	28,125	(1)	3.68	5/15/23
George G. Chamoun	5/22/14	6/01/14	—		200,000	(1)	2.26	5/21/24
Ronald N. Frankel	4/03/07	4/03/07	172,725	(1)(6)	—		0.926666	4/02/17
Ronald N. Frankel	9/14/07	2/01/08	105,000	(1)(6)	—		2.52	8/04/17
Ronald N. Frankel	8/16/11	9/01/11	175,000	(2)(6)	—		3.32	8/04/17
Ronald N. Frankel	4/16/12	4/01/12	175,000	(1)(6)	—		7.10	8/04/17
Ronald N. Frankel	5/16/13	6/01/13	98,958	(1)(6)	—		3.68	8/04/17

Notes:

(1)	The option was immediately exercisable for all shares. The shares underlying the option vest over 4 years of service after the Vesting Commencement Date, with 25% upon completion of 12 months of service and in 36 equal monthly installments thereafter.
(2)	84,640 of the option shares in the original grant were immediately exercisable, with an additional 30,120 of the option shares becoming exercisable at any time after each of December 31, 2011, 2012, and 2013. The shares underlying the option vest over 4 years of service after the Vesting Commencement Date, with 25% upon completion of 12 months of service and in 36 equal monthly installments thereafter.
(3)	30,120 of the option shares were immediately exercisable, with an additional 30,120 of the option shares becoming exercisable at any time after each of December 31, 2011, 2012, 2013 and 2014. The shares underlying the option vest over 4 years of service after the Vesting Commencement Date, with 25% upon completion of 12 months of service and in 36 equal monthly installments thereafter.
(4)	30,120 of the option shares were immediately exercisable, with an additional 30,120 of the option shares becoming exercisable at any time after each of December 31, 2011 and 2012, with the remaining 9,640 option shares becoming exercisable after December 31, 2013. The shares underlying the option vest over 4 years of service after the Vesting Commencement Date, with 25% upon completion of 12 months of service and in 36 equal monthly installments thereafter.
(5)	The option became exercisable based upon the satisfaction of certain performance criteria prior to June 10, 2010. 100% of the shares subject to the option vested upon the first anniversary of the vesting commencement date.
(6)	In connection with Mr. Frankel’s resignation as President and Chief Executive Officer on August 4, 2014, the vesting of the shares subject to the option was accelerated as if Mr. Frankel had provided an additional 24 months of service.

Employment Agreements and Potential Payments upon Termination or Change of Control

We have entered into letter agreements with each of our named executive officers that provide severance benefits in certain circumstances, including in connection with a change of control. Our Board of Directors believes that it is appropriate to provide such benefits to our named executive officers in order to keep them focused on achieving corporate objectives in the context of at-will employment and the possibility of significant corporate events that could disrupt our employment relationships with our executive officers.

A summary of the material terms of the employment agreements and offer letters with our named executive officers, as well as other arrangements providing benefits in connection with such officers’ termination of employment or in connection with our change of control, is below.

Himesh Bhise

We entered into a letter agreement with Mr. Bhise in July 2014. The agreement provides Mr. Bhise with severance protection in certain circumstances. If Mr. Bhise’s employment is terminated by the Company without cause or if he terminates his employment for good reason and Mr. Bhise signs a release of claims against the Company, then he will be entitled to the following severance: (i) continued payment of his then-annual base salary for twelve months, (ii) payment of any earned but unpaid bonus for the year preceding the year in which his employment is terminated and (iii) payment of the monthly premium for continued group health insurance coverage under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) for Mr. Bhise and his dependents for twelve months. In addition, if such termination of employment occurs within 12 months following a change of control, then the Company will also pay Mr. Bhise an amount equal to his annual target bonus for the year in which the termination occurs.

“Good reason” under Mr. Bhise’s employment agreement means one of the following occurs without Mr. Bhise’s consent: a material diminution of his authority, duties, responsibilities or title, a reduction in his then current salary or bonus target, the Company’s material breach of his employment agreement, the requirement that Mr. Bhise relocate his family or primary residence or non-renewal of Mr. Bhise’s employment agreement by the Company. Mr. Bhise’s authority, duties, responsibilities and title are defined to include serving on the Board of Directors and reporting directly to the Board. Thus, if Mr. Bhise is not reelected to our Board of Directors at the Annual Meeting, good reason will exist for him to terminate his employment, in which he will be entitled to receive the severance provisions described above.

“Change of control” under Mr. Bhise’s employment agreement means our merger or consolidation with or into another corporation; a sale of our assets; a change in the majority of our Board of Directors; or any transaction as a result of which any person acquires beneficial ownership of at least 50% of the total voting power of our then-outstanding voting securities.

Options granted to Mr. Bhise in 2014 have the following vesting acceleration if the Company undergoes a change of control before his service with the Company terminates and, within twelve months after such change of control the Company (or the surviving corporation) terminates Mr. Bhise’s employment for any reason other than cause or his permanent disability or Mr. Bhise terminates his employment for good reason. If the change of control occurs prior to August 4, 2015, the vested portion of Mr. Bhise’s option shall be determined by adding 36 months to his actual service. If the change of control occurs on or after August 4, 2015, then 100% of Mr. Bhise’s option will vest. In addition, if the Company terminates Mr. Bhise’s employment for any reason other than cause or his permanent disability or Mr. Bhise terminates his employment for good reason, in each case prior to a change of control, then the vested portion of Mr. Bhise’s option will be determined by adding 12 months to his actual service. Good reason and change of control in Mr. Bhise’s stock option are defined as they are in his employment agreement.

Ronald N. Frankel

In connection with our search for a successor to Mr. Frankel, we entered into a transition agreement with Mr. Frankel in March 2014, which superseded and replaced the letter agreement and change of control severance agreement we had previously entered into with Mr. Frankel. The transition agreement provides that Mr. Frankel would remain President and Chief Executive Officer of the Company until the Board appointed his successor or asked him to step down. Mr. Frankel resigned as President and Chief Executive Officer effective August 4, 2014 (the “Transition Date”). From the Transition Date through the second anniversary of the Transition Date, Mr. Frankel will remain a non-executive employee of the Company to assist with transition matters (unless earlier terminated). During Mr. Frankel’s employment as a non-executive employee, his current annual base salary remains unchanged. In addition, Mr. Frankel was eligible to participate in the Company’s annual cash incentive bonus plan for 2014 on a reduced basis.

Vesting under Mr. Frankel’s outstanding options to purchase shares of the Company’s common stock accelerated on the Transition Date, such that the number of option shares that would have vested in the 24 months following the Transition Date (i.e., the term of his employment as a non-executive employee) immediately vested. Mr. Frankel’s options thereafter ceased vesting and will remain exercisable until the third anniversary of the Transition Date (or 10 years after the option’s date of grant, if earlier).

If, prior to the first anniversary of the Transition Date, Mr. Frankel resigns from the Company to become an employee of another entity (including if he resigns and later becomes an employee of another entity) or in the event of his death, Mr. Frankel (or his estate) will be entitled to continued payment of his base salary through the first anniversary of the Transition Date (subject to his entry into a release of claims against the Company). If, after the first anniversary of the Transition Date, Mr. Frankel resigns from the Company to become an employee of another entity or in the event of his death, Mr. Frankel (or his estate) will be entitled to receive his base salary and benefits through his last day of employment. If Mr. Frankel’s employment terminates for any reason other than (i) his death, (ii) for cause, (iii) resignation by Mr. Frankel to become an employee of another entity or (iv) resignation by Mr. Frankel for any reason on or after the first anniversary of the Transition Date, he will be entitled to payment of his base salary and benefits through the second anniversary of the Transition Date.

In exchange for the above benefits, Mr. Frankel signed a release of claims he may have against the Company, as of the date of the transition agreement.

William J. Stuart

We entered into a letter agreement with Mr. Stuart in August 2011. In addition, we entered into a change of control severance agreement with Mr. Stuart that became effective as of the effective date of our initial public offering (described below under “Change of Control Severance Benefits”). Pursuant to our letter agreement with Mr. Stuart, as amended, if we terminate his employment for any reason other than cause or permanent disability, we will continue to pay Mr. Stuart his base salary and will pay Mr. Stuart an amount equal to the COBRA premium for himself and his eligible dependents for a period of up to 12 months following such termination. Cause under Mr. Stuart’s letter agreement is defined as his unauthorized use or disclosure of our confidential information or trade secrets; material breach of any agreement with us; material failure to comply with our written policies or rules; conviction of or plea of guilty or no contest to a felony; gross negligence or willful misconduct; continuing failure to perform assigned duties; or failure to cooperate in good faith with a governmental or internal investigation of us, our directors, officers or employees, if we have requested his cooperation.

The options granted to Mr. Stuart in September 2011 have the following vesting acceleration: In the event of our change of control, 100% of the unvested options will vest if the acquirer or successor does not assume such options, if Mr. Stuart’s compensation is reduced below his rate of compensation as of immediately prior to the change in control or if there is a material reduction in Mr. Stuart’s duties and responsibilities as a result of or within 12 months after such change in control. All options granted to Mr. Stuart have accelerated vesting if Mr. Stuart is subject to an involuntary termination in connection with or within 12 months following our change of control, as described below under “Change of Control Severance Agreements”.

George G. Chamoun

We entered into an employment agreement with Mr. Chamoun in December 2000, which is subject to our policy applicable to severance benefits. In addition, we entered into a change of control severance agreement with Mr. Chamoun that became effective as of the effective date of our initial public offering (described below under “Change of Control Severance Agreements”). Pursuant to our employment agreement with Mr. Chamoun, if he resigns for good reason, or if he is terminated by us for any reason other than for cause (including a termination in contemplation of our change of control), we will continue to pay Mr. Chamoun his base salary for a period of six months following such termination.

All options granted to Mr. Chamoun have accelerated vesting if Mr. Chamoun is subject to an involuntary termination in connection with or within 12 months following a change of control, as described below under “Change of Control Severance Agreements”.

Scott Bailey

On September 30, 2014, Mr. Bailey’s employment with the Company ended. In connection with the end of his employment and in exchange for Mr. Bailey’s release of any claims he may have against the Company, we agreed to pay Mr. Bailey (1) continued base salary payments for twelve months after the end of his employment, (2) the pro rata portion of his target bonus for 2014 and (3) an amount equal to the monthly premium paid by the Company for Mr. Bailey’s and his dependents’ medical and dental coverage for twelve months.

Change of Control Severance Agreements

In connection with our initial public offering in 2012, our Board of Directors approved change of control severance agreements with Messrs. Frankel, Stuart, Bailey and Chamoun, who were each then named executive officers. Under these agreements, if a named executive officer is subject to an involuntary termination in connection with or within 12 months following our change of control, he will receive severance equal to 12 months of his then-current base salary plus his then-annual target bonus amount, payable over a 12-month period. In addition, we will pay the executive an amount equal to the executive’s COBRA premium for up to 12 months, and each executive will be eligible for 12 months’ additional vesting with respect to any of our equity granted to such executive. All such benefits are contingent on the executive signing a general release of all claims against us. If the executive has an existing agreement that provides for severance benefits, such executive will receive benefits under whichever agreement provides the greater benefits (but not both). As described above under “Employment Agreements and Potential Payments upon Termination or Change of Control,” the transition agreement between Mr. Frankel and the Company supersedes his change of control severance agreement. Change of control under our change of control agreement means our merger or consolidation with or into another corporation; a sale of our assets; a change in the majority of our Board of Directors; or any transaction as a result of which any person acquires beneficial ownership of at least 50% of the total voting power of our then-outstanding voting securities. Involuntary termination means the following: our termination of the executive’s service without cause or his voluntary resignation during a specific period of time following a material reduction in his job responsibilities; relocation of more than 50 miles; or a reduction in his then-current base salary by at least 10%, other than pursuant to a generally applicable salary reduction. Cause means the executive’s willful failure substantially to perform his duties and responsibilities or deliberate violation of a Company policy; the executive’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; the executive’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the executive owes an obligation of nondisclosure as a result of his relationship with the Company; or the executive’s willful breach of any of his obligations under any written agreement or covenant with the Company.

Change-of-Control Benefits under our Stock Plans

In addition to the benefits described above, in the event of our change of control, options granted under our 2000 Stock Plan (that is, options granted in or prior to 2006) terminate if not assumed or substituted by the surviving entity. In addition, unless a stock option agreement provides otherwise, options granted under our 2006 Stock Plan and 2012 Equity Incentive Plan (that is, options granted after 2006) that are not continued, assumed or substituted by the surviving entity will be cancelled in exchange for a payment equal to the difference between the fair market value of the shares subject to such options and the exercise price per share applicable to such award. Such payments may be made in installments and paid pursuant to a vesting schedule at least as favorable as that which would otherwise have applied had such options remained outstanding pursuant to their terms.

Perquisites and Other Benefits

We generally do not provide perquisites or similar benefits to our named executive officers. However, in connection with the negotiation of Mr. Bhise’s overall compensation package in connection with his hiring, the Company agreed to pay a stipend of $2,000 per month to Mr. Bhise for living expenses in Buffalo, New York and to reimburse Mr. Bhise for reasonable travel expenses to the Company’s headquarters. In addition, we paid for medical benefits for Mr. Frankel and his dependents.

We have established a 401(k) tax-deferred savings plan, which permits participants, including our named executive officers, to make contributions by salary deduction pursuant to Section 401(k) of the Internal Revenue Code. We are responsible for administrative costs of the 401(k) plan. We may, in our discretion, make matching contributions to the 401(k) plan. No employer contributions have been made to date.

Securities Authorized For Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2014 with respect to shares of common stock that may be issued under our existing equity compensation plans.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (2)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	5,588,240		$3.07	3,621,780
Equity compensation plans not approved by security holders	2,001,338	(1)	$2.38	—
Total	7,589,578		$2.86	3,621,780

(1)	Reflects an option to purchase shares of our common stock granted to Himesh Bhise as an inducement material to his entering into employment with the Company in accordance with NASDAQ Listing Rule 5635(c)(4).
(2)	The weighted average exercise price is calculated based solely on the outstanding stock options. It does not take into account the shares issuable upon vesting of outstanding RSUs, which have no exercise price.

TRANSACTIONS WITH RELATED PERSONS

Other than the compensation arrangements with directors and executive officers, there have been no transactions since January 1, 2014 (and there are no currently proposed transactions) in which:

•	we have been or are to be a participant;

•	the amount involved exceeds $120,000; and

•

any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

Indemnification Agreements

In connection with our initial public offering and thereafter, we entered into an indemnification agreement with each of our directors and executive officers. The agreement provides that we will indemnify him or her against any and all expenses that he or she incurs because of his or her status as one of our directors or executive officers to the fullest extent permitted by Delaware law, our amended and restated certificate of incorporation and our Bylaws, except in a proceeding initiated by that person without the approval of our Board of Directors. In addition, the agreement provides that, to the fullest extent permitted by Delaware law, we will advance all expenses incurred by him or her in connection with a legal proceeding.

Review, Approval or Ratification of Transactions with Related Persons

Our Board of Directors has adopted certain written policies and procedures with respect to related person transactions. These policies and procedures require that certain transactions, subject to specified exceptions and other than one that involves compensation, between us and any of our directors, executive officers or beneficial owners of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, be consummated only if (i) approved or ratified by our Audit Committee and only if the terms of the transaction are comparable to those that could be obtained in arms-length dealings with an unrelated third party or (ii) approved by the disinterested members of our Board of Directors. Our policies and procedures with respect to related person transactions also apply to certain charitable contributions by us or our executive officers and to the hiring of any members of the immediate family of any of our directors or executive officers as our permanent full-time employees. Our Compensation Committee is also required to approve any transaction that involves compensation to our directors and executive officers.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

A number of brokers with account holders who are Synacor, Inc. stockholders will be “householding” our proxy materials. A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker and direct your written request to Synacor, Inc., 40 La Riviere Drive, Suite 300, Buffalo, New York 14202, Attn: Corporate Secretary, or call (716) 853-1362. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ William J. Stuart

William J. Stuart

Chief Financial Officer and Corporate Secretary

March     , 2015

APPENDIX A

SYNACOR, INC.

And

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

Rights Agreement

Dated as of July 14, 2014

Page
Section 34.	Customer Identification Program	A-22

Section 35.	Force Majeure	A-22

Exhibit A – Form of Certification of Designations

Exhibit B – Form of Right Certificate

Exhibit C – Summary of Rights to Purchase Preferred Shares

Rights Agreement, dated as of July 14, 2014, between SYNACOR, INC., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, as rights agent (the “Rights Agent”).

The Board of Directors of the Company has authorized and declared a dividend of one preferred share purchase right (a “Right”) for each Common Share (as hereinafter defined) of the Company outstanding on July 14, 2014 (the “Record Date”), each Right representing the right to purchase one one-hundredth of a Preferred Share (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right with respect to each Common Share that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date, the Early Expiration Date and the Final Expiration Date (as such terms are hereinafter defined).

Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a) “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 10% or more of the Common Shares of the Company then outstanding, but shall not include the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan. Notwithstanding the foregoing, (i) no Person who Beneficially Owns, each as of the time of the first public announcement of the declaration of the Rights dividend, 10% or more of the Common Shares of the Company then outstanding shall become an Acquiring Person unless such Person shall, after the time of the public announcement of the declaration of the Rights dividend, increase its Beneficial Ownership of the then-outstanding Common Shares (other than as a result of an acquisition of Common Shares by the Company) to an amount equal to or greater than the greater of (x) 10% or (y) the sum of (i) the lowest Beneficial Ownership of such Person as a percentage of the outstanding Common Shares as of any time from and after the time of the public announcement of the declaration of the Rights dividend plus (ii) 0.001%. Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as the result of an acquisition of Common Shares by the Company which, by reducing the number of Common Shares of the Company outstanding, increases the proportionate number of Common Shares of the Company Beneficially Owned by such Person to 10% or more of the Common Shares of the Company then outstanding; provided, however, that, if a Person shall become the Beneficial Owner of 10% or more of the Common Shares of the Company then outstanding by reason of share purchases by the Company and shall, after the public announcement of such share purchases by the Company, become the Beneficial Owner of any additional Common Shares of the Company, then such Person shall be deemed to be an “Acquiring Person.” Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph (a), has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement. Notwithstanding the foregoing, if a bona fide swaps dealer who would otherwise be an “Acquiring Person” has become so as a result of its actions in the ordinary course of its business that the Board of Directors of the Company determines, in its sole discretion, were taken without the intent or effect of evading or assisting any other Person to evade the purposes and intent of this Agreement, or otherwise seeking to control or influence the management or policies of the Company, then, and unless and until the Board of Directors shall otherwise determine, such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement.

(b) “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement.

(c) “Associate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement.

(d) A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own” any securities:

(i) which such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly;

(ii) which such Person or any of such Person’s Affiliates or Associates has (A) the right or the obligation to acquire (whether such right is exercisable, or such obligation is required to be performed, immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report);

(iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(d)(ii)(B) hereof) or disposing of any securities of the Company; or

(iv) which are the subject of, or the reference securities for, or that underlie, any Derivative Interest of such Person or any of such Person’s Affiliates or Associates, with the number of Common Shares deemed Beneficially Owned being the notional or other number of Common Shares specified in the documentation evidencing the Derivative Interest as being subject to be acquired upon the exercise or settlement of the Derivative Interest or as the basis upon which the value or settlement amount of such Derivative Interest is to be calculated in whole or in part or, if no such number of Common Shares is specified in such documentation, as determined by the Board in its sole discretion to be the number of Common Shares to which the Derivative Interest relates.

Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which are issuable by the Company and which such Person would be deemed to Beneficially Own hereunder.

(e) “Book Entry” shall mean an uncertificated book entry for any Common Share or Preferred Share.

(f) “Business Day” shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(g) “Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that, if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(h) “Common Shares” when used with reference to the Company shall mean the shares of common stock, par value $0.01 per share, of the Company. “Common Shares” when used with reference to any Person other than the Company shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

(i) “Customer Identification Program” shall have the meaning set forth in Section 34 hereof.

(a) “Derivative Interests” means any derivative securities (as defined under Rule 16a-1 under the Exchange Act) that increase in value as the value of the underlying equity increases, including, but not limited to, a long convertible security, a long call option and a short put option position, in each case, regardless of whether (x) such interest conveys any voting rights in such security, (y) such interest is required to be, or is capable of being, settled through delivery of such security or (z) transactions hedge the economic effect of such interest.

(b) “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(c) “Early Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(d) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(e) “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(f) “Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(g) “Formula Number” at any time of determination, shall have the meaning set forth in the Certificate of Designations of the Preferred Shares then in effect or, prior to the effectiveness of any such Certificate of Designations, shall have the meaning set forth in Exhibit A hereto.

(h) “NASDAQ” shall mean the National Association of Securities Dealers, Inc. Automated Quotation System.

(i) “Ownership Statements” means, with respect to any Book Entry Common Share, current ownership statements issued to the record holders thereof in lieu of a certificate representing such Common Share.

(j) “Person” shall mean any individual, partnership, firm, corporation, limited liability company, association, trust, limited liability partnership, joint venture, unincorporated organization or other entity, and shall include any successor (by merger or otherwise) of such entity, as well as any group under Rule 13d-5(b)(1) of the Exchange Act.

(k) “Preferred Shares” shall mean shares of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company having the rights and preferences set forth in the Form of Certificate of Designations attached to this Agreement as Exhibit A.

(l) “Purchase Price” shall have the meaning set forth in Section 4 hereof.

(m) “Record Date” shall have the meaning set forth in the second paragraph hereof.

(n) “Redemption Date” shall have the meaning set forth in Section 7(a) hereof.

(o) “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

(p) “Right” shall have the meaning set forth in the second paragraph hereof.

(q) “Right Certificate” shall have the meaning set forth in Section 3(a) hereof.

(r) “Shares Acquisition Date” shall mean the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such.

(s) “Stockholder Approval” shall mean the approval or ratification by the stockholders of the Company of this Agreement (as amended from time to time or as contemplated to be in effect following such Stockholder Approval) as demonstrated by the votes cast in favor of any such approval or ratification proposal submitted to a stockholder vote by the Company exceeding the votes cast against such proposal at a duly held meeting of stockholders of the Company.

(t) “Subsidiary” of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

(u) “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

(v) “Trading Day” shall have the meaning set forth in Section 11(d) hereof.

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions (and no implied terms and conditions) hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for the acts or omissions of any such co-Rights Agent.

Section 3. Issue of Right Certificates.

(a) Until the tenth (10th) day after the Shares Acquisition Date (including any such date which is after the date of this Agreement and prior to the issuance of the Rights; the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Shares of the Company (or by Book Entry Common Shares of the Company) registered in the names of the holders thereof (which certificates shall also be deemed to be Right Certificates) and not by separate Right Certificates or book entry, and (y) the right to receive Right Certificates will be transferable only in connection with the transfer of Common Shares of the Company. As soon as practicable after the Distribution Date, the Company will prepare and execute, and upon written request of the Company, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested and provided with all necessary information and documents at the expense of the Company, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Shares of the Company as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one Right for each Common Share so held, subject to adjustment as provided herein. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date, the Redemption Date, the Early Expiration Date and/or the Final Expiration Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that none of the Distribution Date, the Redemption Date, the Early Expiration Date or the Final Expiration Date has occurred.

(b) On the Record Date, or as soon as practicable thereafter, the Company will send (directly, or at the expense of the Company, upon the written request of the Company and after providing all necessary information and documents, through the Rights Agent or the Company’s transfer agent for the Common Shares) a copy of a Summary of Rights to Purchase Preferred Shares, in substantially the form of Exhibit C hereto (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Record Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company. With respect to certificates for Common Shares of the Company or Book Entry Common Shares of the Company outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with a copy of the Summary of Rights attached thereto. Until the Distribution Date (or the earliest of the Redemption Date, the Early Expiration Date or the Final Expiration Date), the surrender for transfer of any certificate for Common Shares or the transfer of any Book Entry Common Shares of the Company outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Shares of the Company represented thereby.

(c) Certificates for Common Shares (or Book Entry Common Shares) which become outstanding (including, without limitation, reacquired Common Shares referred to in the last sentence of this paragraph (c)) after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date, the Early Expiration Date or the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them a legend in substantially the following form:

This certificate also evidences and entitles the holder hereof to certain rights as set forth in an Agreement between Synacor, Inc. and American Stock Transfer & Trust Company, LLC, dated as of July 14, 2014, as it may be amended from time to time (the “Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Synacor, Inc. Under certain circumstances, as set forth in the Agreement, such Rights (as defined in the Agreement) will be evidenced by separate certificates and will no longer be evidenced by this certificate. Synacor, Inc. will mail to the holder of this certificate a copy of the Agreement without charge after receipt of a written request therefor. As set forth in the Agreement, Rights that are or were acquired or Beneficially Owned by any Person (as defined in the Agreement) who becomes an Acquiring Person (as defined in the Agreement) or an Associate or Affiliate thereof (each as defined in the Agreement) become null and void and non-transferable.

With respect to any Book Entry Common Shares of the Company, such legend shall be included in the Ownership Statement in respect of such Common Share or in a notice to the record holder of such Common Share in accordance with applicable law. With respect to such certificates containing the foregoing legend, or any notice containing the foregoing legend delivered to holders of Book Entry Common Shares, until the earliest of the Distribution Date, the Redemption Date, the Early Expiration Date or the Final Expiration Date, the Rights associated with the Common Shares of the Company represented by such certificates shall be evidenced by such certificates or such Book Entry Common Shares (including any Ownership Statement) alone, and the surrender for transfer of any such certificate or the transfer of any Book Entry Common Share shall also constitute the transfer of the Rights associated with the Common Shares of the Company represented thereby. In the event that the Company purchases or acquires any Common Shares of the Company after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares of the Company shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares of the Company which are no longer outstanding. Notwithstanding this Section 3(c), the omission of a legend shall not affect the enforceability of any part of this Rights Agreement or the rights of any holder of the Rights.

Section 4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase Preferred Shares and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto, and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not materially and adversely affect the rights, duties, liabilities or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any applicable rule or regulation made pursuant thereto or with any applicable rule or regulation of any stock exchange or the Financial Industry Regulatory Authority, or to conform to usage. Subject to the provisions of Section 22 hereof, the Right Certificates shall entitle the holders thereof to purchase such number of one one-hundredths of a Preferred Share as shall be set forth therein at the price per one one-hundredth of a Preferred Share set forth therein (the “Purchase Price”), but the number of such one one-hundredths of a Preferred Share and the Purchase Price shall be subject to adjustment as provided herein.

Section 5. Countersignature and Registration. The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, any of its Vice Presidents or its Treasurer, either manually or by facsimile signature, shall have affixed thereto the Company’s seal or a facsimile thereof, and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned, either manually or by facsimile signature, by the Rights Agent and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the individual who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any individual who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such individual was not such an officer.

Following the Distribution Date, receipt by the Rights Agent of notice to that effect and all other relevant information and documents referred to in Section 3(a), the Rights Agent will keep or cause to be kept, at its principal office, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. Subject to the provisions of Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the earliest of the Redemption Date, the Early Expiration Date or the Final Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become null and void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates entitling the registered holder to purchase a like number of one one-hundredths of a Preferred Share as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent. The Right Certificates are transferrable only on the registry books of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder shall have properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Right Certificate, shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby and the Affiliates and Associates of such Beneficial Owner (or former Beneficial Owner) thereof as the Company or the Rights Agent shall reasonably request and paid a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates as required hereunder. Thereupon, the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested, registered in such name or names as may be designated by the surrendering registered holder. The Company may require payment of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. The Rights Agent shall promptly forward any such sum collected by it to the Company or to such Persons as the Company shall specify by written notice. The Rights Agent shall have no duty or obligation under any Section of this Agreement that requires the payment of taxes or charges unless and until it is satisfied that all such taxes and/or charges have been paid.

Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will issue, execute and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Notwithstanding any other provisions hereof, the Company and the Rights Agent may amend this Rights Agreement to provide for uncertificated Rights in addition to or in place of Rights evidenced by Rights Certificates.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein), in whole or in part, at any time after the Distribution Date, upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof properly completed and duly executed, to the Rights Agent at the principal office of the Rights Agent, together with payment of the

Purchase Price for each one one-hundredth of a Preferred Share as to which the Rights are exercised, at or prior to the earliest of (i) the Close of Business on July 14, 2017 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”), (iii) the time at which such Rights are exchanged as provided in Section 24 hereof or (iv) if Stockholder Approval has not been obtained on or prior to July 14, 2015, the Close of Business on July 14, 2015 (the “Early Expiration Date”). From such time as the Rights are no longer exercisable hereunder, the Rights Agent shall have no further duties, obligations or liabilities hereunder except as expressly stated herein.

(b) The Purchase Price for each one one-hundredth of a Preferred Share purchasable pursuant to the exercise of a Right shall initially be $10, and shall be subject to adjustment from time to time as provided in Section 11 or 13 hereof, and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

(c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase properly completed and duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof by cash or by certified check, cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares (or make available if the Rights Agent is the Transfer Agent) certificates for the number of Preferred Shares to be purchased and the Company hereby irrevocably authorizes any such transfer agent to comply with all such requests, or (B) requisition from the depositary agent depositary receipts representing such number of one one-hundredths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent of the Preferred Shares with such depositary agent) and the Company hereby directs such depositary agent to comply with such request; (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof; (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder; and (iv) when appropriate, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event that the Company is obligated to issue securities of the Company other than Preferred Shares (including Common Shares) of the Company pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities are available for distribution by the Rights Agent.

(d) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights or other securities upon the occurrence of any purported transfer or exercise as set forth in Section 6 hereof or this Section 7 unless such registered holder shall have (i) properly completed and duly executed the certification following the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such transfer or exercise, (ii) tendered the Purchase Price (and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9) to the Company in the manner set forth in Section 7(c), and (iii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

(e) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to such holder’s duly authorized assigns, subject to the provisions of Section 14 hereof.

Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if delivered or surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Right Certificates, and, in such case, shall deliver a certificate of destruction thereof to the Company.

Section 9. Availability of Preferred Shares. The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7 hereof. The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares (or Common Shares and other securities as the case may be) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (or Common Shares and other securities, as the case may be) (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax that may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depositary receipts for Preferred Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax is due.

Section 10. Preferred Shares Record Date. Each Person in whose name any certificate for Preferred Shares or other securities is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares or other securities represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered with the forms of election and certification properly completed and duly executed and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that, if the date of such surrender and payment is a date upon which the Preferred Shares or other securities transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares or other securities transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number of Preferred Shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the

Preferred Shares transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.

(ii) Subject to Section 24 hereof, in the event any Person becomes an Acquiring Person, each holder of a Right shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of the Company as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable and dividing that product by (B) 50% of the then current per share market price of the Common Shares of the Company (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event. In the event that any Person shall become an Acquiring Person and the Rights shall then be outstanding, the Company shall not take any action which would eliminate or diminish the benefits intended to be afforded by the Rights.

From and after the occurrence of such event, any Rights that are or were acquired or Beneficially Owned by any Acquiring Person (or any Associate or Affiliate of such Acquiring Person) shall be null and void without any further action, and any holder of such Rights shall thereafter have no right to exercise such Rights under any provision of this Agreement or otherwise. Neither the Company nor the Rights Agent shall have liability to any holder of Right Certificates or other Person as a result of the Company’s or the Rights Agent’s failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. No Right Certificate shall be issued pursuant to Section 3 hereof that represents Rights Beneficially Owned by an Acquiring Person whose Rights would be null and void pursuant to the preceding sentence or any Associate or Affiliate thereof; no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be null and void pursuant to the preceding sentence or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate or with respect to any Common Shares otherwise deemed to be Beneficially Owned by any of the foregoing; and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person or other Person whose Rights would be null and void pursuant to the preceding sentence shall be cancelled. The Company shall give the Rights Agent written notice of the identity of any such Acquiring Person, Associate or Affiliate, or the nominee of any of the foregoing, and the Rights Agent may rely on such written notice in carrying out its duties under this Agreement and shall be deemed not to have any knowledge of the identity of any such Acquiring Person, Associate or Affiliate, or the nominee of any of the foregoing, unless and until it shall have received such written notice.

(iii) In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit the exercise in full of the Rights in accordance with subparagraph (ii) above, the Company shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exercise of the Rights. In the event the Company shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional Common Shares, the Company shall substitute, for each Common Share that would otherwise be issuable upon exercise of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.

(b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares (“equivalent preferred shares”)) or securities convertible into Preferred Shares or equivalent preferred shares at a price per Preferred Share or equivalent preferred share (or having a conversion price per share, if a security convertible into Preferred Shares or equivalent preferred shares) less than the then current per share market price of the Preferred Shares (as defined in Section 11(d)) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a written statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights. Preferred Shares owned by or held for the account of the Company or any Subsidiary of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and, in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c) In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then-current per share market price of the Preferred Shares on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a written statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share and the denominator of which shall be such then-current per share market price of the Preferred Shares on such record date; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and, in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(d) (i) For the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days immediately prior to but not including such date; provided, however, that, in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or Securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security and prior to but not including the expiration of 30 Trading Days after but not including the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, reported at or prior to 4:00 P.M. Eastern time or, in case no such sale takes place on such day, the average of the bid and asked prices, regular way, reported as of 4:00 P.M. Eastern time, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ Stock Exchange or, if the Security is not listed or admitted to trading on the NASDAQ Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price reported at or prior to 4:00 P.M. Eastern time or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported as of 4:00 P.M. Eastern time by NASDAQ or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business, or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

(ii) For the purpose of any computation hereunder, the “current per share market price” of the Preferred Shares shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Shares are not publicly traded, the “current per share market price” of the Preferred Shares shall be conclusively deemed to be the current per share market price of the Common Shares as determined pursuant to Section 11(d)(i) hereof multiplied by the Formula Number. If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, “current per share market price” shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a written statement filed with the Rights Agent.

(e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-millionth of a Preferred Share or one ten-thousandth of any other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the date of the expiration of the right to exercise any Rights.

(f) If, as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Section 11(a) through (c) hereof, inclusive, and the provisions of Sections 7, 9, 10 and 13 hereof with respect to the Preferred Shares shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a Preferred Share (calculated to the nearest one one-millionth of a Preferred Share) obtained by (A) multiplying (x) the number of one one-hundredths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (B) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights in substitution for any adjustment in the number of one one-hundredths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein, and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or in the number of one one-hundredths of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-hundredths of a Preferred Share which were expressed in the initial Right Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below one one-hundredth of the then par value, if any, of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Shares at such adjusted Purchase Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it, in its sole discretion, shall determine to be advisable in order that any consolidation or subdivision of the Preferred Shares, issuance wholly for cash of any Preferred Shares at less than the current market price, issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, dividends on Preferred Shares payable in Preferred Shares or issuance of rights, options or warrants referred to in Section 11(b) hereof, hereafter made by the Company to holders of the Preferred Shares shall not be taxable to such stockholders.

(n) In the event that, at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Shares payable in Common Shares, or (ii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then, in any such case, (A) the number of Preferred Shares purchasable after such event, upon proper exercise of each Right shall be equal to the quotient of 1 divided by the Formula Number in effect immediately after such event, and (B) each Common Share outstanding immediately after such event shall have issued with respect to it that number of Rights which each Common Share outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made or any event affecting the Rights or their exercisability (including without limitation an event that causes Rights to become null and void) as provided in Section 11 or 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment or describing such event and a brief statement of the facts accounting for such adjustment or describing such event, (b) file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares a copy of such certificate and (c) if such adjustment occurs at any time after the Distribution Date, mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall not be obligated or responsible for calculating any adjustment, nor shall it have any duty or liability with respect to, or be deemed to have knowledge of any such adjustment or event unless and until it shall have received such a certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power. In the event, directly or indirectly, at any time after a Person has become an Acquiring Person, (a) the Company shall effect a share exchange, consolidate with, or merge with and into, any other Person, (b) any Person shall effect a share exchange, consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such share exchange or merger and, in connection with such merger, all or part of the Common Shares shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property, or (c) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person other than the Company or one or more of its wholly-owned Subsidiaries, then, and in each such case, proper provision shall be made so that (i) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of such other Person (including the Company as successor thereto or as the surviving corporation) as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable and dividing that product by (B) 50% of the then current per share market price of the Common Shares of such other Person (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; (ii) the issuer of such Common Shares shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such issuer; and (iv) such issuer shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares in accordance with Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the Common Shares of the Company thereafter deliverable upon the exercise of the Rights. The Company shall not consummate any such consolidation, merger, sale or transfer unless, prior thereto, the Company and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement so providing. The Company shall not enter into any transaction of the kind referred to in this Section 13 if at the time of such transaction there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights. The provisions of this Section 13 shall similarly apply to successive mergers, share exchanges, or consolidations or sales or other transfers.

Section 14. Fractional Rights and Fractional Shares. (a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ Stock Market or, if the Rights are not listed or admitted to trading on the NASDAQ Stock Market, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

(b) The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-hundredth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-hundredth of a Preferred Share, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share. For the purposes of this Section 14(b), the current market value of a Preferred Share shall be the closing price of a Preferred Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

(c) The holder of a Right, by the acceptance of the Right, expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided above).

(d) Whenever a payment for fractional Rights or fractional shares or other securities is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the amounts of such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares or other securities under any Section of this Agreement relating to the payment of fractional Rights or fractional shares or other securities unless and until the Rights Agent shall have received such a certificate and sufficient monies.

Section 15. Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement, and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

Notwithstanding anything in this Agreement to the contrary, the Rights Agent shall not have any liability to any holder of a Right or other Person as a result of the inability of the Company or the Rights Agent to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company shall use all reasonable efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

(b) after the Distribution Date, the Right Certificates are transferable (subject to the provisions of this Agreement) only on the registry books maintained by the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer with a completed form of certification; and

(c) the Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate (or Book Entry Common Share)) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Shares certificate (or Ownership Statements or other notices provided to holders of Book Entry Common Shares) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company which may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder, and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, negotiation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement or expense (including without limitation, the reasonable fees and expenses of legal counsel) incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (each as determined by a final, nonappealable judgment of a court of competent jurisdiction), for anything done or omitted by the Rights Agent in connection with the acceptance, administration, exercise and performance of its duties under this Agreement, including the costs and expenses of defending against any claim of liability in connection herewith. The reasonable costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company to the extent that the Rights Agent is successful in so enforcing its right of indemnification.

The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Right Certificate or certificate for the Preferred Shares or Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof. Notwithstanding anything in this Agreement to the contrary, in no event will the Rights Agent be liable for special, punitive, indirect, incidental or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith unless and until it has received such notice.

The provisions of this Section 18 and Section 20 hereof shall survive the termination of this Agreement, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.

Section 19. Merger or Consolidation or Change of Name of Rights Agent. Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may effect a share exchange, be consolidated, or any Person resulting from any merger, share exchange, or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer or corporate trust powers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or document or any further act on the part of any of the parties hereto; provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and, in all such cases, such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and, in all such cases, such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

Section 20. Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations imposed by this Agreement and no implied duties or obligations shall be read into this Agreement against the Rights Agent. The Rights Agent shall perform those duties and obligations upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken or omitted by it in good faith and in accordance with such advice or opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of an Acquiring Person and the determination of the current per share market price of any security) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such a certificate.

(c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct (each as determined by a final, nonappealable judgment of a court of competent jurisdiction). Any liability of the Rights Agent shall be limited to three times the amount of aggregate annual fees paid by the Company to the Rights Agent.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including but not limited to the Rights becoming null and void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including but not limited to the manner, method or amount thereof) provided for in Section 3, 11, 13, 23 or 24 hereof, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate furnished pursuant to Section 12 describing such change or adjustment upon which the Rights Agent may rely); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares or other securities will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received by any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted to be taken by the Rights Agent with respect to its duties and obligations under this Agreement and the date on and/or after which such action shall be taken, suffered or such omission shall be effective. The Rights Agent shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than three (3) Business Days after the date indicated in such application unless any such officer shall have consented in writing to an earlier date) unless, prior to taking, suffering or omitting to take any such action, the Rights Agent has received written instructions in response to such application specifying the action to be taken, suffered or omitted to be taken.

(h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided that reasonable care was exercised in the selection and continued employment thereof.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company and, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties as Rights Agent under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent (with or without cause) upon 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (which holder shall, with such notice, submit such holder’s Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be either (a) a Person organized and doing business under the laws of the United States or of the State of New York (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in such state), in good standing which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (b) an Affiliate or direct or indirect wholly-owned Subsidiary of such Person or its wholly-owning parent. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares or Preferred Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board of Directors of the Company to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement.

Section 23. Redemption. (a) The Board of Directors of the Company may, at its option, at any time prior to such time as any Person becomes an Acquiring Person, redeem all but not less than all the then outstanding Rights at a redemption price of per Right equal to the quotient of $1.00 divided by the Formula Number then in effect (such redemption price being hereinafter referred to as the “Redemption Price”). The redemption of the Rights by the Board of Directors of the Company may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company, in its sole discretion, may establish.

(b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption (with prompt written notice thereof to the Rights Agent); provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within ten (10) days after such action of the Board of Directors of the Company ordering the redemption of the Rights, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 hereof, and other than in connection with the purchase of Common Shares prior to the Distribution Date.

Section 24. Exchange. (a) The Board of Directors of the Company may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any adjustment in the number of Rights pursuant to Section 11(i) (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board of Directors of the Company shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding.

(b) Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange (with prompt written notice thereof to the Rights Agent); provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected, and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c) In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights. In the event the Company shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional Common Shares, the Company shall substitute, for each Common Share that would otherwise be issuable upon exchange of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.

(d) The Company shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. In lieu of such fractional Common Shares, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Common Share. For the purposes of this paragraph (d), the current market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25. Notice of Certain Events. (a) In case the Company shall, at any time after the Distribution Date, propose (i) to pay any dividend payable in stock of any class to the holders of the Preferred Shares or to make any other distribution to the holders of the Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of the Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of the Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any share exchange, consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such share exchange, reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and, in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or Preferred Shares, whichever shall be the earlier.

(b) In case the event set forth in Section 11(a)(ii) hereof shall occur, then the Company shall, as soon as practicable thereafter, give to the Rights Agent and each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof.

Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Synacor, Inc.

40 La Riviere Drive, Suite 300

Buffalo, New York 14202

Attention: Corporate Secretary

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, New York 11219

Attention: Corporate Trust Department

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27. Supplements and Amendments. Subject to this Section, the Company may, and the Rights Agent shall, if directed by the Company, from time to time supplement or amend this Agreement without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions with respect to the Rights which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent; provided, however, that, from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be amended in any manner which would adversely affect the interests of the holders of Rights. For the avoidance of doubt, the Company shall be entitled to adopt and implement such procedures and arrangements (including with third parties) as it may deem necessary or desirable to facilitate the exercise, exchange, trading, issuance or distribution of the Rights (and Preferred Shares) as contemplated hereby and to ensure that an Acquiring Person does not obtain the benefits thereof, and amendments in respect of the foregoing shall not be deemed to adversely affect the interests of the holders of Rights. Upon the delivery of a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment; provided, that notwithstanding anything in this Agreement to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that materially and adversely affects the Rights Agent’s own rights, duties, obligations or immunities under this Agreement.

Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).

Section 30. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that if any such excluded term, provision, covenant or restriction shall materially and adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign upon 10 Business Days’ written notice to the Company pursuant to the requirements of Section 26 of this Agreement.

Section 31. Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

Section 32. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

Section 33. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 34. Customer Identification Program. The Company acknowledges that the Rights Agent is subject to the customer identification program (“Customer Identification Program”) requirements under the USA PATRIOT Act and its implementing regulations, and that the Rights Agent must obtain, verify and record information that allows the Rights Agent to identify the Company. Accordingly, prior to accepting an appointment hereunder, the Rights Agent may request information from the Company that will help the Rights Agent to identify the Company, including without limitation the Company’s physical address, tax identification number, organizational documents, certificate of good standing, license to do business, or any other information that the Rights Agent deems necessary. The Company agrees that the Rights Agent cannot accept an appointment hereunder unless and until the Rights Agent verifies the Company’s identity in accordance with the Customer Identification Program requirements.

Section 35. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunctions of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest. The Rights Agent shall provide the Company prompt notice as soon as practicable in the event that any such delay or failure in performance occurs and keep the Company apprised of developments and mitigation effort with respect thereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested, all as of the day and year first above written.

Attest:		SYNACOR, INC.

By	/s/ Ronald Frankel	By	/s/ William Stuart
	Name: Ronald Frankel		Name: William Stuart
	Title: President and Chief Executive Officer		Title: Chief Financial Officer and Secretary

Attest:		AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Rights Agent

By	/s/ Alexandra Albrecht	By	/s/ Michael A. Nespoli
	Name: Alexandra Albrecht		Name: Michael A. Nespoli
	Title: Vice President		Title: Executive Director

Exhibit A

FORM

of

CERTIFICATE OF DESIGNATION

OF

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

OF

SYNACOR, INC.

(Pursuant to Section 151 of the Delaware General Corporation Law)

Synacor, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the “Corporation”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Section 151 of the General Corporation Law at a meeting duly called and held on July 14, 2014:

RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (hereinafter called the “Board of Directors” or the “Board”) in accordance with the provisions of the Fifth Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), the Board of Directors hereby creates a series of Preferred Stock, par value $0.01 per share, of the Corporation (the “Preferred Stock”), and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:

Section 1. Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred Stock”) and the number of shares initially constituting the Series A Preferred Stock shall be 2,000,000; provided, however, that, if more than a total of 2,000,000 shares of Series A Preferred Stock shall be issuable upon the exercise of Rights (the “Rights”) issued pursuant to the Rights Agreement dated as of July 14, 2014, between the Corporation and American Stock Transfer & Trust Company, LLC, as Rights Agent (the “Rights Agreement”), the Board, pursuant to Section 151(g) of the General Corporation Law of the State of Delaware, shall direct by resolution or resolutions that a certificate be properly executed, acknowledged, filed and recorded, in accordance with the provisions of Section 103 thereof, providing for the total number of shares of Series A Preferred Stock authorized to be issued to be increased (to the extent that the Certificate of Incorporation then permits) up to the largest number of whole shares (rounded up to the nearest whole number) issuable upon exercise of such Rights; provided, further, that such number of shares may be decreased by resolution of the Board of Directors, but not to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of the Rights or any other outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

Section 2. Dividends and Distributions.

(A) Subject to the rights of the holders of shares of any other series of Preferred Stock or other class of capital stock of the Corporation ranking superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board, out of funds of the Corporation legally available therefor, (1) quarterly dividends payable in cash on the last day of each fiscal quarter in each year, or such other dates as the Board shall approve (each such date

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being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or a fraction of a share of Series A Preferred Stock, in the amount of $1.00 per whole share (rounded to the nearest cent) less the amount of all cash dividends declared on the Series A Preferred Stock pursuant to the following clause (2) since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock (the total of which shall not, in any event, be less than zero) and (2) dividends payable in cash on the payment date for each cash dividend declared on the shares of Common Stock, par value $0.01 per share, of the Corporation (the “Common Stock”) in an amount per whole share (rounded to the nearest cent) equal to the Formula Number (as hereinafter defined) then in effect times the cash dividends then to be paid on each share of Common Stock. In addition, if the Corporation shall pay any dividend or make any distribution on the Common Stock payable in assets, securities or other forms of noncash consideration (other than dividends or distributions solely in shares of Common Stock), then, in each such case, the Corporation shall simultaneously pay or make on each outstanding whole share of Series A Preferred Stock a dividend or distribution in like kind equal to the Formula Number then in effect times such dividend or distribution on each share of Common Stock. As used herein, the “Formula Number” shall be 100; provided, however, that, if at any time after July 14, 2014, the Corporation shall (i) declare or pay any dividend on the Common Stock payable in shares of Common Stock or make any distribution on the Common Stock in shares of Common Stock, (ii) subdivide (by a stock split or otherwise) the outstanding shares of Common Stock into a larger number of shares of Common Stock or (iii) combine (by a reverse stock split or otherwise) the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then in each such event the Formula Number shall be adjusted to a number determined by multiplying the Formula Number in effect immediately prior to such event by a fraction, the numerator of which is the number of shares of Common Stock that are outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event (and rounding the result to the nearest whole number); and provided further that, if at any time after July 14, 2014, the Corporation shall issue any shares of its capital stock in a merger, reclassification, or change of the outstanding shares of Common Stock, then in each such event the Formula Number shall be appropriately adjusted to reflect such merger, reclassification or change so that each share of Preferred Stock continues to be the economic equivalent of a Formula Number of shares of Common Stock prior to such merger, reclassification or change.

(B) The Corporation shall declare a cash dividend on the Series A Preferred Stock as provided in Section 2(A)(2) immediately prior to or at the same time it declares a cash dividend on the Common Stock; provided, however, that, in the event no cash dividend shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, during the period between the first issuance of any share or fraction of a share of Series A Preferred Stock and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per whole share on the Series A Preferred Stock shall nevertheless accrue on such subsequent Quarterly Dividend Payment Date or the first Quarterly Dividend Payment Date, as the case may be. The Board may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a dividend or distribution declared thereon, which record date shall be the same as the record date for any corresponding dividend or distribution on the Common Stock.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from and after the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue and be cumulative from and after the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from and after such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

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Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment set forth herein, each share of Series A Preferred Stock shall entitle the holder thereof to a number of votes on all matters submitted to a vote of the stockholders of the Corporation equal to the Formula Number then in effect.

(B) Except as otherwise provided herein, in the Certificate of Incorporation, in any other Certificates of Designation creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock and any other capital stock of the Corporation having general voting rights as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall not be reissued as shares of Series A Preferred Stock, and the Board shall take all action necessary to retire and cancel such shares promptly after the acquisition thereof. The Corporation shall take all such actions as shall be necessary to cause all such shares upon their cancellation to become authorized but unissued shares of Preferred Stock that may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificates of Designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.

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Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an aggregate amount per whole share equal to the Formula Number then in effect times the aggregate amount to be distributed per whole share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to the Formula Number then in effect times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

Section 8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable and shall not be subject to or entitled to the operation of a retirement or sinking fund.

Section 9. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation’s Preferred Stock unless the Board shall specifically determine otherwise in fixing the powers, preferences and relative, participating, optional and other special rights of the shares of such series and the qualifications, limitations and restrictions thereof.

Section 10. Fractional Shares. The Series A Preferred Stock shall be issuable upon exercise of the Rights issued pursuant to the Rights Agreement in whole shares or in any fraction of a share that is one one-hundredth of a share (as such fraction may be adjusted as provided in the Rights Agreement) or any integral multiple of such fraction which shall entitle the holder, in proportion to such holder’s fractional shares, to receive dividends, participate in distributions, vote and to have the benefit of all other rights of holders of Series A Preferred Stock. In lieu of fractional shares, the Corporation, prior to the first issuance of a share or a fraction of a share of Series A Preferred Stock, may elect (a) to make a cash payment as provided in the Rights Agreement for fractions of a share other than one one-hundredth of a share (as such fraction may be adjusted as provided in the Rights Agreement) or any integral multiple thereof or (b) to issue depository receipts evidencing such authorized fraction of a share of Series A Preferred Stock pursuant to an appropriate agreement between the Corporation and a depository selected by the Corporation; provided, however, that such agreement shall provide that the holders of such depository receipts shall have all the rights, privileges and preferences to which they are entitled as holders of the Series A Preferred Stock.

Section 11. Amendment. So long as any shares of Series A Preferred Stock shall be outstanding, without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class, (i) none of the powers, preferences and relative, participating, optional and other special rights of the Series A Preferred Stock as herein provided shall be amended in any manner which would alter or change the powers, preferences, rights or privileges of the holders of Series A Preferred Stock so as to affect them adversely and (ii) no amendment, alteration or repeal of the Certificate of Incorporation or of the By-laws of the Corporation shall be effected so as to affect adversely any of such powers, preferences, rights or privileges.

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IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation by its Chairman of the Board and attested by its Secretary this 14th day of July, 2014.

Name: Jordan Levy
Title: Chairman of the Board

Attest:

Name: William J. Stuart
Title: Secretary

Signature page for Synacor, Inc. certificate of designation

Exhibit B

Form of Right Certificate

Certificate No. R-     Rights

NOT EXERCISABLE AFTER THE FINAL EXPIRATION DATE (AS DEFINED IN THE AGREEMENT) OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE AGREEMENT.

Right Certificate

SYNACOR, INC.

This certifies that                     , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Agreement, dated as of July 14, 2014 (the “Agreement”), between Synacor, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Agreement) and prior to 5:00 P.M., New York City time, on July 14, 2017, at the principal office of the Rights Agent, or at the office of its successor as Rights Agent, one one-hundredth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Shares”), at a purchase price of $10 per one one-hundredth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-hundredths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of July 14, 2014, based on the Preferred Shares as constituted at such date. As provided in the Agreement, the Purchase Price and the number of one one-hundredths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

This Right Certificate is subject to all of the terms, provisions and conditions of the Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Agreement are on file at the principal executive offices of the Company and the offices of the Rights Agent.

This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Agreement, the Rights evidenced by this Right Certificate (i) may be redeemed by the Company at a redemption price of $0.01 per Right or (ii) may be exchanged in whole or in part for Preferred Shares or shares of the Company’s Common Stock, par value $0.01 per share.

No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but, in lieu thereof, a cash payment will be made, as provided in the Agreement.

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No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

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WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of                     ,             .

Attest:	SYNACOR, INC.

By	By
Name:	Name:
Title:	Title:

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Rights Agent

By
Name:
Title:

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Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED                     hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:

Signature

Signature Guaranteed:

Signatures must be guaranteed by a member or participant in the Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s Transfer Agent.

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Agreement) and are not issued with respect to notional or other Common Shares related to a Derivatives Interest described in clause (iv) of the definition of Beneficial Owner (as such terms are defined in the Agreement).

Signature

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Form of Reverse Side of Right Certificate – continued

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise

Rights represented by the Right Certificate.)

To: SYNACOR, INC.

The undersigned hereby irrevocably elects to exercise                                         Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:

Please insert social security

or other identifying number

(Please print name and address)

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security

or other identifying number

(Please print name and address)

(Please print name and address)

Dated:

Signature

A-B-5

Signature Guaranteed:

Signatures must be guaranteed by a member or participant in the Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s Transfer Agent.

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Agreement) and are not issued with respect to notional or other Common Shares related to a Derivatives Interest described in clause (iv) of the definition of Beneficial Owner (as such terms are defined in the Agreement).

Signature

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NOTICE

The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the Beneficial Owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Agreement) and such Assignment or Election to Purchase will not be honored.

A-B-7

Exhibit C

SUMMARY OF RIGHTS TO PURCHASE

PREFERRED SHARES

Introduction

On July 14, 2014, the Board of Directors of our Company (the “Board”), Synacor, Inc., a Delaware corporation (the “Company”), declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, par value $0.01 per share. The dividend is payable on July 14, 2014, to the stockholders of record on that date.

Our Board has adopted this Rights Agreement to prevent the accumulation of shares of Synacor and the acquisition of actual or practical control of the company by any party or group in a manner that undermines stockholder value and corporate policy and effectiveness by, among other things, bypassing negotiation with the Board, disregarding the Synacor business plan and long-term corporate goals and otherwise coercively or unfairly promoting an inadequately priced takeover of the company. In general terms, it works by imposing a significant penalty upon any person or group which acquires 10% or more of our outstanding common stock without the approval of our Board. If a stockholder’s beneficial ownership of our common stock as of the time of the public announcement of the rights plan and associated dividend declaration is at or above the applicable threshold (including through entry into certain derivative positions), that stockholder’s then-existing ownership percentage would be grandfathered, but the rights would become exercisable if at any time after such announcement, the stockholder increases its ownership percentage by 0.001% or more. The Rights Agreement should not interfere with any merger or other business combination approved by our Board.

For those interested in the specific terms of the Rights Agreement as made between our Company and American Stock Transfer & Trust Company, LLC, as the Rights Agent, on July 14, 2014, we provide the following summary description. Please note, however, that this description is only a summary, and is not complete, and should be read together with the entire Rights Agreement, which has been filed with the Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K filed July 14, 2014, and a Registration Statement on Form 8-A filed July 14, 2014. A copy of the agreement is available free of charge from our Company.

The Rights. Our Board authorized the issuance of a Right with respect to each outstanding share of common stock as of July 14, 2014. The Rights will initially trade with, and will be inseparable from, the common stock. The Rights are evidenced only by certificates that represent shares of common stock. New Rights will accompany any new shares of common stock we issue after July 14, 2014, until the Distribution Date described below or the earlier expiration of the Rights Agreement in accordance with its terms.

Exercise Price. Each Right will allow its holder to purchase from our Company one one-hundredth of a share of Series A Junior Participating Preferred Stock (“Preferred Share”) for $10, once the Rights become exercisable. This portion of a Preferred Share will give the stockholder approximately the same dividend, voting, and liquidation rights as would one share of common stock. Prior to exercise, the Right does not give its holder any dividend, voting, or liquidation rights.

Exercisability. The Rights will not be exercisable until 10 days after the public announcement that a person or group has become an “Acquiring Person” by obtaining beneficial ownership of 10% or more of our outstanding common stock.

Certain synthetic interests in securities created by derivative positions — whether or not such interests are considered to be ownership of the underlying common stock or are reportable for purposes of Regulation 13D

A-C-1

of the Securities Exchange Act — are treated as beneficial ownership of (i) the notional or other number of shares of the company’s common stock to be acquired upon exercise or settlement of such instrument or as the basis upon which the value or settlement amount of such instrument is to be calculated, or (ii) if no such number of shares is specified in the relevant documentation of such instrument, that number of shares of the company’s common stock determined by the Board in its sole discretion to be the number of such shares to which such instrument relates.

We refer to the date when the Rights become exercisable as the “Distribution Date.” Until that date, the common stock certificates (or, in the case of uncertificated shares, by notations in the book-entry account system) will also evidence the Rights, and any transfer of shares of common stock will constitute a transfer of Rights. After that date, the Rights will separate from the common stock and be evidenced by book-entry credits or by Rights certificates that we will mail to all eligible holders of common stock. Any Rights held by an Acquiring Person are null and void and may not be exercised.

Consequences of a Person or Group Becoming an Acquiring Person.

•

Flip In. If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person may, for $10, purchase shares of our common stock with a market value of $20, based on the market price of the common stock prior to such acquisition.

•

Flip Over. If our Company is later acquired in a merger or similar transaction after the Rights Distribution Date, all holders of Rights except the Acquiring Person may, for $10, purchase shares of the acquiring corporation with a market value of $20 based on the market price of the acquiring corporation’s stock, prior to such merger.

•

Notional Shares. Shares held by Affiliates and Associates of an Acquiring Person, and notional or other Shares related to Derivatives Interests of an Acquiring Person, will be deemed to be beneficially owned by the Acquiring Person.

Preferred Share Provisions.

Each one one-hundredth of a Preferred Share, if issued:

•	will not be redeemable.

•	will entitle holders to quarterly dividend payments of $0.01 per share, or an amount equal to the dividend paid on one share of common stock, whichever is greater.

•	will entitle holders upon liquidation either to receive $1.00 per share, or an amount equal to the payment made on one share of common stock, whichever is greater.

•	will have the same voting power as one share of common stock.

•	if shares of our common stock are exchanged via merger, consolidation, or a similar transaction, will entitle holders to a per share payment equal to the payment made on one share of common stock.

The value of one one-hundredth interest in a Preferred Share should approximate the value of one share of common stock.

Expiration. The Rights will expire on July 14, 2017; provided that if our stockholders have not ratified the Rights Agreement by July 14, 2015, the Rights will expire on such date.

Redemption. Our Board may redeem the Rights for $0.01 per Right at any time before any person or group becomes an Acquiring Person. If our Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $0.01 per Right. The redemption price will be adjusted if we have a stock split or stock dividends of our common stock.

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Exchange. After a person or group becomes an Acquiring Person, but before an Acquiring Person owns 50% or more of our outstanding common stock, our Board may extinguish the Rights by exchanging one share of common stock or an equivalent security for each Right, other than Rights held by the Acquiring Person.

Anti-Dilution Provisions. Our Board may adjust the purchase price of the Preferred Shares, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, a reclassification of the Preferred Shares or common stock. No adjustments to the Exercise Price of less than 1% will be made.

Amendments. The terms of the Rights Agreement may be amended by our Board without the consent of the holders of the Rights. After a person or group becomes an Acquiring Person, our Board may not amend the agreement in a way that adversely affects holders of the Rights.

A-C-3

APPENDIX B

ADDITIONAL INFORMATION REGARDING PARTICIPANTS

IN THE SOLICITATION

Under applicable SEC rules and regulations, the members of the Board of Directors, the Nominees, and certain of our executive officers are “participants” with respect to the solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about the persons who are “participants.”

Directors and Nominees

The following table sets forth the names and business addresses of our directors (three of whom are also Nominees), and the names and principal business addresses of the corporation or other organization in which the principal occupations or employment of the directors is carried on. The principal occupations or employment of our directors are set forth under the heading “Proposal 1: Election of Directors” in this Proxy Statement.

Name	Business Name and Address
Himesh Bhise	Synacor, Inc. 40 La Riviere Drive, Suite 300, New York, NY 14202

Marwan Fawaz	Synacor, Inc. 40 La Riviere Drive, Suite 300, New York, NY 14202

Gary Ginsberg	Time Warner Inc. One Time Warner Center, New York, NY 10019

Andrew Kau	Walden International One California Street, Suite 2800, San Francisco, CA 94111

Jordan Levy	Softbank Capital 640 Ellicott Street, 1st Floor, Buffalo, NY 14203

Michael Montgomery	Synacor, Inc. 40 La Riviere Drive, Suite 300, New York, NY 14202

Scott Murphy	Advantage Capital 909 Poydras Street, Suite 2230, New Orleans, LA 70112

Executive Officers

The following table sets forth the name and principal occupation of our executive officers and employees who are “participants.” The principal occupation refers to such person’s position with Synacor, and the principal business address of each such person is 40 La Riviere Drive, Suite 300, Buffalo, NY 14202.

Name	Business Name and Address
Himesh Bhise	President and Chief Executive Officer
George Chamoun	President of Sales and Marketing
William J. Stuart	Chief Financial Officer

Information Regarding Ownership of the Company’s Securities by Participants and Participant Associates

Except as described in this Appendix B or in this Proxy Statement, none of the persons listed above under “Directors and Nominees” or “Executive Officers” owns any of our securities of record that they do not own beneficially. The number of our securities beneficially owned by directors and executive officers as of March 1, 2015 is set forth under the heading “Security Ownership of Certain Beneficial Owners and Management” in this Proxy Statement. No associate or affiliate of any participant owns beneficially, directly or indirectly, any of our securities.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth purchases and sales of our securities during the past two years by the persons listed above under “Directors and Nominees” and “Executive Officers.” None of the purchase price or market value of the securities listed below is represented by funds borrowed or otherwise obtained for the purposes of acquiring or holding such securities.

Name	Transaction Date	# of Shares	Transaction Description
Himesh Bhise
	August 4, 2014	2,001,338	Grant of option to acquire common stock
	February 12, 2015	10,100	Grant of option to acquire common stock
	March 3, 2015	16,000	Open market purchase of common stock (direct)
George Chamoun
	March 11, 2013	50,000	Exercise of stock option and acquisition of common stock
	May 16, 2013	45,000	Grant of option to acquire common stock
	January 15, 2014	10,000	Exercise of stock option and acquisition of common stock
	January 15, 2014	(5,000)	Sale of common stock pursuant to Rule 10b5-1 trading plan
	March 10, 2014	(5,000)	Sale of common stock pursuant to Rule 10b5-1 trading plan
	March 11, 2014	20,000	Exercise of stock option and acquisition of common stock
	March 17, 2014	(5,000)	Sale of common stock pursuant to Rule 10b5-1 trading plan
	March 18, 2014	10,000	Exercise of stock option and acquisition of common stock
	April 15, 2014	(5,000)	Sale of common stock pursuant to Rule 10b5-1 trading plan
	April 17, 2014	10,000	Exercise of stock option and acquisition of common stock
	April 17, 2014	8,004	Exercise of stock option and acquisition of common stock
	May 22, 2014	200,000	Grant of option to acquire common stock
	February 12, 2015	7,900	Grant of option to acquire common stock
Marwan Fawaz
	May 16, 2013	30,000	Grant of option to acquire common stock
	May 22, 2014	15,000	Grant of option to acquire common stock
	March 3, 2015	25,000	Open market purchase of common stock
Gary Ginsberg
	May 16, 2013	15,000	Grant of option to acquire common stock
	May 22, 2014	30,000	Grant of option to acquire common stock
	March 9, 2015	5,000	Open market purchase of common stock (direct)
	March 11, 2015	15,000	Open market purchase of common stock (direct)
Andrew Kau
	May 16, 2013	15,000	Grant of option to acquire common stock
	May 22, 2014	15,000	Grant of option to acquire common stock
Jordan Levy
	March 14, 2013	33,000	Open market purchase of common stock (direct)
	May 16, 2013	15,000	Grant of option to acquire common stock
	May 22, 2014	15,000	Grant of option to acquire common stock
	March 16, 2015	7,500	Open market purchase of common stock (indirect)

Name	Transaction Date	# of Shares	Transaction Description
Michael Montgomery
	March 15, 2013	40,000	Open market purchase of common stock (indirect)
	May 16, 2013	30,000	Grant of option to acquire common stock
	May 22, 2014	15,000	Grant of option to acquire common stock
	March 3, 2015	25,000	Open market purchase of common stock (indirect)
Scott Murphy
	March 11, 2013	25,700	Open market purchase of common stock (direct)
	March 13, 2013	24,300	Open market purchase of common stock (direct)
	June 24, 2014	2,700	Open market purchase of common stock (direct)
	June 27, 2014	10,000	Open market purchase of common stock (direct)
	July 1, 2014	6,000	Open market purchase of common stock (indirect)
	October 29, 2014	50,000	Grant of option to acquire common stock
William J. Stuart
	May 16, 2013	45,000	Grant of option to acquire common stock
	February 12, 2015	125,000	Grant of option to acquire common stock
	February 12, 2015	7,800	Grant of option to acquire common stock
	March 5, 2015	10,000	Open market purchase of common stock (direct)
	March 5, 2015	5,000	Open market purchase of common stock (indirect)

Miscellaneous Information Concerning Participants

Except as described in this Appendix B or in this Proxy Statement, neither any participant nor any of their respective associates or affiliates (together, the “Participant Affiliates”) is either a party to any transaction or series of transactions since January 1, 2014 or has knowledge of any current proposed transaction or series of proposed transaction (i) to which Synacor or any of its subsidiaries was or is to be a participant, (ii) in which the amount involved exceeds $120,000 and (iii) in which any participant or Participant Affiliate had, or will have, a director or indirect material interest. Furthermore, except as described in this Appendix B or this Proxy Statement, (a) no participant or Participant Affiliate, directly or indirectly, beneficially owns any securities of Synacor or any securities of any subsidiary of Synacor, and (b) no participant owns any of our securities of record but not beneficially.

Except as described in this Appendix B or in this Proxy Statement, no participant or Participant Affiliates has entered into any agreement or understanding with any person with respect to any future employment by Synacor or any of its affiliates or any future transactions to which Synacor or any of its affiliates will or may be a party.

Except as described in this Appendix B or in this Proxy Statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate since January 1, 2014 with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Except as described in this Appendix B or in this Proxy Statement, and excluding any director or executive officer of Synacor acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, director or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

PRELIMINARY COPIES—SUBJECT TO COMPLETION

SYNACOR, INC. 40 LA RIVIERE DRIVE, SUITE 300 BUFFALO, NY 14202

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                                                                                                                          M86682-P63644              KEEP THIS PORTION FOR YOUR RECORDS

— — — — —  —  —  — — —  —  —  — — — —  —  — —  —  —  —  —  — —  —  — —  —  —  —  —  —  —  — —  — — — — — — — — — — — —

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

SYNACOR, INC. The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark “For All Except” and write the number of the nominee on the line below.

Proposal No. 1: Election of the three (3) members of the Board of Directors identified in Proposal No. 1 and listed below, to serve as Class I directors until the Company’s 2018 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

	☐	☐	☐

Nominees:
01) Himesh Bhise 02) Andrew Kau 03) Jordan Levy

The Board of Directors recommends you vote FOR the following proposals:						For	Against	Abstain

Proposal No. 2: Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2015.						☐	☐	☐

Proposal No. 3: Ratification of the Rights Agreement, dated as of July 14, 2014, between the Company and American Stock Transfer & Trust Company, LLC as rights agent.						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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M86683-P63644

SYNACOR, INC.

Annual Meeting of Stockholders

April 20, 2015 9:00 AM

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Himesh Bhise and William J. Stuart, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SYNACOR, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, EDT on April 20, 2015, at the Embassy Suites Hotel, 200 Delaware Ave., Buffalo, New York 14202, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Continued and to be signed on reverse side